EXHIBIT 10.18

              MINERAL LEASE AND LANDFILL FACILITIES LEASE AGREEMENT
              -----------------------------------------------------

     THIS MINERAL LEASE AND LANDFILL FACILITIES LEASE AGREEMENT is made and entered into, to be effective as of the Closing (as hereinafter defined), by and between HANSON NATURAL RESOURCES COMPANY, a Delaware general partnership ("HNRC"), HOSPAH COAL COMPANY, a Delaware corporation ("Hospah") and SANTA FE PACIFIC MINERALS CORPORATION, a, Delaware, corporation ("SFPMC").

                                    RECITALS:

     A. HNRC owns or controls the Mesquite Properties (as hereinafter defined) situated in Imperial County, California;

     B. Pursuant to the Asset Exchange Agreement (as hereinafter defined), HNRC has agreed to convey, lease or otherwise transfer to Hospah and SFPMC certain of the Mesquite Properties so that Hospah and SFPMC may freely and profitably operate the Mesquite Mine (as hereinafter defined);

     C. HNRC proposes to develop the Landfill Project (as hereinafter defined) on property that is either adjacent to or currently encompassed within the Mesquite Properties. The Asset Exchange Agreement provides that HNRC shall retain certain of the Mesquite Properties for this purpose;

     D. The Parties desire that Hospah and SFPMC be able freely and profitably to operate the Mesquite Mine and that HNRC be able freely and profitably to develop and operate the Landfill Project. Accordingly, the Parties further desires: (i) to provide for cooperation and coordination between the Parties and their respective operations; (ii) to avoid and minimize conflicts between the operations of the Parties; (iii) to ensure that the operations of one Party do not result in the imposition of greater costs on the other Party; (iv) to provide for the joint utilization of certain properties, facilities and resources; (v) to benefit both of the Parties and society generally through the efficient and thorough use of resources, including without limitation by the possible recycling of Overburden and Spent Ore generated by the Mesquite Mine for use in connection with the Landfill Project, and (vi) to optimize the efficiency, capabilities and profitability of the Parties' respective operations.

     E. The Parties desire to enter into this Agreement in order to specify their respective rights, title and interests in and to the Mesquite Properties and to provide for cooperation between the Parties, the joint utilization of certain facilities and resources and the optimization of the Parties' respective operations, all on the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the premises and mutual agreements set forth herein and in the Asset Exchange Agreement, the Parties agree as follows:

                                    ARTICLE I

                                  DEFINED TERMS
                                  -------------

     1.1  Definitions.  As  used  in  this  Agreement, the following terms shall
          -----------
have  the  following  meanings:

     "Acceptance Notice" shall have the meaning set forth in Section 3.9 of this
      -----------------
Agreement.

     "Access  Road  Easement"  shall  mean the non-exclusive Easement to use the
      ----------------------
Present Access Road granted by HNRC unto SFPMC pursuant to Section 4.5 of this Agreement.

     "Affiliate."  shall  mean,  with respect to any person or entity, any other
      ---------
person or entity, directly or indirectly, through one or more intermediaries, controlling, controlled by, or under common control with such person or entity. The term "control," as used in the immediately preceding sentence, means, with respect to any person or entity, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of the controlled person or entity.

     "Agreement"  shall  mean  this  Mineral Lease and Landfill Facilities Lease
      ---------
Agreement, together with all Exhibits appended hereto, which Exhibits are fully incorporated by reference.

     "Alterations  and  Additions"  shall  mean  all modifications, alterations,
      ---------------------------
additions, improvements, supplements, repairs, renovations or changes to or upon any real or personal property, including without limitation those made subsequent to Closing.

     "Applicable  Law"  shall  mean  all applicable laws, statutes, regulations,
      ---------------
decrees or orders of governmental or judicial entities and applicable Licenses, as the same may change from time to time.

     "Asset Exchange Agreement" shall mean that certain Asset Exchange Agreement
      ------------------------
dated as of January 25, 1993, as amended, between HNRC, Hospah, SFPMC, and certain Affiliates of Hospah and SFPMC.

     "BLM"  means  the  Bureau  of Land Management of the U.S. Department of the
      ---
Interior.

     "Clay"  shall mean all clay, clay minerals clay materials, and clay earths,
      ----
including without limitation Fullers Earth and Montmorillonite and all other minerals, materials and earths suitable for use as liners or cover due to their characteristics relating to impermeability.

     "Clay  Reserves"  shall  have the meaning set forth in Section 6.1 off this
      --------------
Agreement.

     "Closing"  shall  mean  the  closing  of  the  transfers and exchanges held
      -------
pursuant to the Asset Exchange Agreement, which is the same as the "Closing" defined in and for purposes of the Asset Exchange Agreement.

     "Closing  Date"  shall  mean  the  date of the Closing held pursuant to the
      -------------
Asset  Exchange  Agreement.

     "Commercial  Landfill  Operations"  shall mean the disposal at the Landfill
      --------------------------------
Project of waste in, commercial quantities and on a commercial basis, exclusive of site preparation, construction, testing, bulk testing and commissioning of facilities.

     "Easements"  shall  mean easements, licenses, privileges, rights-of-way and
      ---------
rights  of  use.

     "Electrical  Tap  Facilities,"  shall have the meaning set forth in Section
      ---------------------------
3.8  of  this  Agreement.

     "Electrical  Service  Agreement" shall mean the agreement of the same name,
      ------------------------------
dated September 12, 1985, originally between IID and Gold Fields Operating Co. - Mesquite, as amended.

     "Emergency  Vehicle"  shall  mean  the  emergency vehicle situated upon the
      ------------------
Mesquite Properties and owned by HNRC immediately prior to the Closing.

     "Environmental  Costs"  shall  mean  any  clean-up  costs,  remediation,
      --------------------
mitigation, removal or other response costs (including, without limitation, costs to come into compliance with Environmental Laws), investigation costs (including, without limitation, fees of consultants, counsel and other experts in connection with any environmental investigation, testing, audits or studies), losses, liabilities, obligations, payments, damages (including, without limitation,, any, actual, punitive or consequential damages recovered by a third party under any statutory or common law cause of action for personal injury, proper damage or damage to natural resources) fines, penalties, judgments and amounts paid in settlement arising out of or relating to or resulting from any Environmental Matter.

     "Environmental  Laws"  shall mean any federal, state, local or foreign law,
      -------------------
rule or regulation pertaining to Environmental Matters, including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act, ("CERCLA") (42 U.S.C. Sec. 9601 et. seq.); the Surface Mining Control and Reclamation Act of 1977 ("SMCRA") (30 U.S.C. Sec. 1201 et. seq.); the California Surface Mining and Reclamation Act of 1975 (9 Cal. Pub. Resources Code Sec. 2710 et. seq.); the Hazardous Material Transportation Act (49 U.S.C.
Sec. 1801 et. seq.); the Clean Water Act (33 U.S.C. Sec. 1251 et. seq.); the Resource Conservation and Recovery Act (42 U.S.C. Sec. 6091 et. seq.); the Clean Air Act (42 U.S.C. Sec. 7401 et. seq.); the Toxic Substance Control Act (15 U.S.C. Sec. 2601 et. seq.); the Federal Insecticide, Fungicide, and Rodenticide Act (7 U.S.C. Sec. 136 et. seq.); the Federal Land Policy and Management Act (43 U.S.C. Sec. 270 et. seq.); the Endangered Species Act (16 U.S.C. Sec. 1531 et. seq.); and the Migratory Bird Conservation, Act (6 U.S.C. Sec. 703 et. seq.); all as amended; and any provisions of common law providing for any remedy or right or recovery with respect to Environmental Matters, as these laws, rules, regulations and provisions may change from time to time.

     "Environmental  Matter"  shall mean any matter arising out of, relating to,
      ---------------------
or resulting from protection of the environment or human safety or health, including, without limitation, matters relating to emissions, spills, leaching, disposal,, discharges, disseminations, releases or threatened releases, of any material or substance whatsoever into the air, surface water, groundwater, drinking water supply, soil, land surface or subsurface, buildings or facilities or any other claims under any Environmental Law.

     "Escrow  Agent"  shall  have  the  meaning set forth in Section 2.2 of this
      -------------
Agreement.

     "Escrow  Instructions"  shall  have the meaning set forth in Section 2.2 of
      --------------------
this  Agreement.

     "Escrowed  Deed"  shall  have the meaning set forth in Section 3.10 of this
      --------------
Agreement.

     "Escrowed  Partial Release" shall have the meaning set forth in Section 2.2
      -------------------------
of  this  Agreement.

     "Exchange  Parcel"  shall have the meaning set forth in Section 2.2 of this
      ----------------
Agreement.

     "Fair  Market  Value,"  with  respect  to  any  particular  Selected Option
      -------------------
Property, shall mean the most probable price for which the Selected Option Property would sell in a competitive and open market for uses other then those associated with the development or operation of a landfill and under all conditions requisite to a fair sale, the buyer and seller, each acting prudently, knowledgeably and assuming that the price, is not affected by coercion, undue stimulus, urgency or extraordinary need, subject to the following: (i) Fair Market Value shall be determined with reference to sales, closed during the five years prior to the making of the determination, of similar properties in similar areas for uses other than those associated with the development or operation of a landfill; and (ii) the Fair Market Value of the Selected Option Property shall reflect any adjustment in value to a third party purchaser that would likely result from HNRC's rights under this Agreement to make use of the Selected Option Property.

     "Fee  Property" shall mean real property, the underlying or paramount title
      -------------
to which is held by parties other than the United States, including without limitation, patented mining and patented millsite claims.

     "Financing  Liens" shall have the meaning set forth in Section 4.12 of this
      ----------------
Agreement.

     "Helipad"  shall  mean  the  existing  helicopter  landing and take-off pad
      -------
situated on patented millsite claim MILS 7 in the SE 1/4 of Section 8, T. 13 S.,
R.  19  E.,  S.B.M.,  Imperial  County,  California.

     "HNRC"  shall  mean  Hanson  Natural  Resources Company, a Delaware general
      ----
partnership.

     "HNRC  Indemnitees"  shall mean HNRC, its partners and Affiliates and their
      -----------------
respective officers, directors, employees, agents and representatives.

     "HNRC  Retained  Property" shall mean the Mesquite Properties, exclusive of
      ------------------------
the SFPMC Leased Property and the Hospah Owned Property, as further described and defined in Section 2.1 of this Agreement.

     "Hospah"  shall  mean  Hospah  Coal  Company,  a Delaware corporation and a
      ------
wholly  owned subsidiary of Santa Fe Pacific Mining, Inc., a Kansas corporation.

     "Hospah  Assets"  shall mean that portion of the Hospah Owned Property that
      --------------
is conveyed, assigned, transferred or leased to Hospah at the Closing, including without limitation

Hospah Owned Property in which an undivided interest is conveyed, assigned, transferred or leased to Hospah at the Closing.

     "Hospah  Indemnitees"  shall  mean  Hospah,  SFPMC  and  their  respective
      -------------------
Affiliates and their respective officers, directors, employees, agents and representatives.

     "Hospah  Owned  Property" shall mean the portion of the Mesquite Properties
      -----------------------
the ownership of which HNRC shall convey or assign unto Hospah or SFPMC at the Closing, as further described and defined in Section 3.1 of this Agreement

     "Hospah Property Lease" shall have the meaning set forth in Section 9.13 of
      ---------------------
this  Agreement.

     "Hospah's  First  Call on Clay" shall have the meaning set forth in Section
      -----------------------------
6.1  of  this  Agreement.

     "IID" shall mean the Imperial Irrigation District.
      ---

     "IID  -  WAPA  Agreements"  shall  mean  those two certain agreements dated
      ------------------------
September 10, 1985 between IID and WAPA entitled "Construction of Gold Mine Tap Substation on the Blythe-Knob 161-KV Transmission Line" and "Operation, Maintenance, Replacement of Facilities," respectively.

     "LID - WAPA Electrical Facilities" shall mean the transmission lines, power
      --------------------------------
tap substation, related Easements and any other Improvements, facilities, equipment or Licenses owned, used or held for use by IID and/or WAPA in connection with the transmission, distribution or supply of electrical power to or at the Mesquite Mine, exclusive of the Owned Power Facilities.

     "Improvements"  shall  mean  all  buildings,  improvements,  structures,
      ------------
fixtures, dumps, tailings, pits, Overburden or residue piles, gold mills, gold processing and recovery plants, crushers, leach pads, solution ponds, solution collection systems, slurry ponds, refuse areas, railroad loadouts, access roads, Clay Stockpiles, Ore or Spent Ore Stockpiles, water wells, water and gas pipelines, powerplants, substations, powerlines, catchment dams, Surface Runoff Drainage Facilities, Monitoring Facilities, fencing or any other structures or facilities that are located in, on or under, affixed to, or erected upon any, real property that comprises, or is used or held for use in the operation of the Mesquite Mine or the Landfill Project (as the case may be).

     "Incremental  Costs"  shall  mean  all  additional or incremental costs and
      ------------------
expenses incurred as a result of any particular activity or undertaking, including without limitation any Losses directly attributable thereto, less any savings realized as a result of the activity or undertaking.

     "Information"  shall  mean  all  documents,  data,  maps, reports, studies,
      -----------
records, correspondence, assays, files, royalty and production, computer records or files or other information of any type or description whatsoever.

     "Landfill  EIS/EIR"  shall  mean  the  First  Screen  Check  Draft  of  the
      -----------------
Environmental Impact Statement/Environmental Impact Report for the Landfill Project dated October 1, 1992.

     "Landfill  Footprint"  shall  mean  the  area potentially to be encompassed
      -------------------
within the lined portion of the Landfill Project under the most land consumptive scenario currently contemplated, as depicted on the map appended as Exhibit A of this Agreement, together with immediately adjacent areas reasonably required either: (i) for backslope to construct the lined facility, or (ii) for Surface Runoff Drainage Facilities (to drain precipitation away from the lined facility)

     "Landfill  Project"  shall  mean  the  proposed  Mesquite Regional Landfill
      -----------------
situated in Imperial County, California, as generally described in the Landfill EIS/EIR and Exhibit G to this Agreement.

     "Leach Pad Certification" shall have the meaning set forth in Section 7.3 A
      -----------------------
of  this  Agreement.

     "Leased Exchange Property," shall have the meaning set forth in Section 2.2
      ------------------------
of  this  Agreement.

     "Licenses"  shall  mean  all  governmental or regulatory licenses, permits,
      --------
approvals, authorizations, consents, planning permissions, instruments, franchises and agreements (and applications for the foregoing).

     "Lien"  shall  mean  any  lien,  encumbrance,  security  interest,  pledge,
      ----
mortgage, adverse claim or hypothecation.

     "Losses"  shall  mean  amounts  incurred  with  respect  to claims, losses,
      ------
liabilities, damages, fines, penalties, costs and expenses (including, without limitation, reasonable attorneys' fees.).

     "Material  Adverse  Effect"  shall  mean  a  material adverse effect on the
      -------------------------
assets, business, financial condition or results of operations of the Mesquite Mine or the Landfill Project (as the case may be).

     "Mesquite  Mine"  shall  mean  the  operations upon the Mesquite Properties
      --------------
comprising or relating to the exploration, development, mining, storage, treatment, leaching, beneficiation and shipment of gold.

     "Mesquite Properties" shall mean all right, title and interest held by HNRC
      -------------------
immediately prior to the Closing in or, to all real or personal property, tangible or intangible, comprising, used or held for use in connection with either the Mesquite Mine or the Landfill Project.

     "Mine  Equipment  and Unaffixed Personal Property" shall mean all unaffixed
      ------------------------------------------------
personal property comprising, used or held for use in connection with the operation of the Mesquite Mine, including without limitation all equipment, machinery, vehicles, tools, parts, spare parts, furnishings, unaffixed pipes and piping, supplies, chemicals, reagents, inventories, computer systems, computer software (to the extent transferable) and office supplies, but excluding Ore, Spent Ore, Clay, Overburden and Stockpiles thereof.

     "Mineral  Lease  and  Purchase  Option Agreements" shall mean those certain
      ------------------------------------------------
agreements between HNRC, as lessee and optionee, and certain, third parties, as lessors and optionors, as further described in Exhibit B to this Agreement.

     "Monitoring  Facilities"  shall mean all monitoring stations, equipment and
      ----------------------
machinery used or held for use in gathering Information relative to the environment, Environmental Matters or the condition or status of air, precipitation, surface or, groundwater, climate, temperature, wildlife, plants or living organisms.

     "Non-Essential  Property"  shall  mean  the  Mine  Equipment  and Unaffixed
      -----------------------
Personal Property and all Improvements situated upon the SFPMC Leased Property or the Hospah Owned Property, together with all Alterations and Additions thereto, but expressly excluding: (i) all Ore, Spent Ore, Clay, Overburden and Stockpiles of such substances; and (ii) the Water System, the IID-WAPA Electrical Facilities, the Monitoring Facilities and the Surface Runoff Drainage Facilities.

     "Option  Closing" shall have the meaning set forth in Section 3.7 E of this
      ---------------
Agreement.

     "Option  Property" shall mean the real and personal property subject to the
      ----------------
Purchase option, as further described and defined in Section 3.7 A of this Agreement.

     "Option  Purchase  Price" shall have the meaning set forth in Section 3.7 D
      -----------------------
of  this  Agreement.

     "Option  Period"  shall have the meaning set forth in Section 3.7 B of this
      --------------
Agreement.

     "Ore"  shall  mean  naturally  occurring  materials containing gold in such
      ---
quantities and of such quality that Hospah or SFPMC reasonably believes that the gold is or may become economically recoverable.

     "Overburden"  shall  mean  all  overburden,  soil,  topsoil,  earth,  rock,
      ----------
residue, waste and other naturally occurring materials, exclusive only of Clay, Ore and Spent Ore.

     "Owned  Power  Facilities" shall mean all electrical distribution lines and
      ------------------------
related Improvements, Easements and Licenses owned by HNRC prior to the Closing and encompassed within the Mesquite Properties.

     "Parties" shall mean HNRC, Hospah and SFPMC.
      -------

     "Party" shall mean HNRC Hospah, or SFPMC as the case may be.
      -----

     "Possible  Exchange  or Desert Tortoise Compensation Properties" shall mean
      --------------------------------------------------------------
all right, title and interest of HNRC or Gold Fields Mining Corporation in or to real property outside of the central and contiguous operating properties of the Mesquite Mine that are owned or held for possible future use by HNRC either:
(i) to exchange with the BLM for real property required in connection with the Landfill Project; or (ii) as lands to compensate or mitigate for impacts caused by the Landfill Project upon the desert tortoise. The Possible Exchange or Desert Tortoise Compensation Properties shall include, without limitation, the real property described in Exhibit C to this Agreement.

     "Power  System"  shall  mean  the Owned Power Facilities and the IID - WAPA
      -------------
Electrical  Facilities,  collectively.

     "Present Access Road" shall mean the currently existing access road running
      -------------------
from Highway 78 to the administration and plant area of the Mesquite Mine, as depicted on the map appended as Exhibit A to this Agreement.

     "Primary  Term"  shall mean the primary term of the SFPMC Lease, as further
      -------------
described  and  defined  in  Section  4.2  of  this  Agreement.

     "Purchase  Option"  shall  mean  the option to purchase the Option Property
      ----------------
granted by Hospah and SFPMC unto HNRC pursuant to Section 3.7 of this Agreement.

     "Railroad  Spur  Property" shall mean the rail spur proposed to connect the
      ------------------------
Landfill Project to the main line of the Southern Pacific Railroad, as generally depicted on Figure 2.1.1-2 of the Landfill EIS/EIR, and all real property reasonably required in connection with the construction, operation, maintenance or repair thereof.

     "Reclamation  and  Environmental  Responsibilities"  with  respect  to  a
      -------------------------------------------------
specified property or asset, shall mean all responsibilities, obligations and liabilities for, relating to or arising out of: (i) reclamation of the specified property or asset in accordance with all applicable Licenses and Applicable Law; (ii) Environmental Costs relating to or arising out of the property or asset; or (iii) Losses, including without limitation Losses resulting from Third Party Claims, that relate to or arise out of Environmental Matters pertaining to the property or asset.

     "Remainder  Property"  shall  have the meaning set forth in Section 3.10 of
      -------------------
this  Agreement.

     "Retained  Exchange Parcel" shall have the meaning set forth in Section 2.2
      -------------------------
of  this  Agreement.

     "Reversion  Property"  shall  have the meaning set forth in Section 3.10 of
      -------------------
this  Agreement.

     "Sales  Offer,"  shall  have  the  meaning set forth in Section 3.9 of this
      ------------
Agreement.

     "Selected  Option  Property,"  shall  mean  the  Option Property which HNRC
      --------------------------
elects to purchase pursuant to the Purchase Option, as further described and defined in Section 3.7 B of this Agreement.

     "SFPMC"  shall  mean  Santa  Fe  Pacific  Minerals  Corporation,  Delaware
      -----
corporation.

     "SFPMC Assets" shall mean the SFPMC Leased Property and that portion of the
      ------------
Hospah Owned Property that is conveyed, assigned, transferred or leased to SFPMC at the Closing, including without limitation Hospah Owned Property in which an undivided interest is conveyed, assigned, transferred or leased to SFPMC at the Closing.

     "SFPMC  Lease" shall mean the lease of the SFPMC Leased Property granted by
      ------------
HNRC unto SFPMC pursuant to Article IV of this Agreement.

      "SFPMC  Lease  Term" shall mean the term of the SFPMC Lease, including the
       ------------------
Primary Term and any and all extensions thereto, as further described in Section
4.2  of  this  Agreement.

     "SFPMC  Leased  Property" shall mean the portion of the Mesquite Properties
      -----------------------
leased for mining and other mining related purposes by HNRC to SFPMC pursuant to
Article IV of this Agreement, as further described and defined in Section 4.1 of this Agreement.

     "Solution  Ponds"  shall  mean  the  two  solution  ponds existing upon the
      ---------------
Mesquite  Properties  as  of the Closing bate and situated in the S 1/2 S 1/2 of
Section 18 and the N 1/2 N 1/2 of Section 19, T. 13 S., 19 E., S.B.M., Imperial County, California.

     "Solution  Pipeline  Easement"  shall  mean  the  non-exclusive  Easement
      ----------------------------
appurtenant to the SFPMC Leased Property for a pipeline to carry process solution between the Solution Ponds, leach pads and associated processing facilities, which Easement shall be granted by HNRC unto SFPMC pursuant to
Section  4.6  of  this  Agreement.

     "Spent  Ore"  shall mean the rock residue remaining after treatment of Ore,
      ----------
once leaching or other beneficiation has been discontinued or is no longer economic, notwithstanding the fact that the rock may contain residual amounts of gold, together with all materials intermingled or associated therewith.

     "Stockpiles"  shall  mean  any  and all stockpiles, dumps or man-made piles
      ----------
containing a specified substance, whether existing now or established in the future.

     "Subdivision  Map  Act"  shall have the meaning set forth in Section 2.2 of
      ---------------------
this  Agreement.

     "Subject  Patent Property" shall have the meaning set forth in Section 3.10
      ------------------------
of  this  Agreement.

     "Surface  Runoff Drainage Facilities" shall mean all trenches, culverts, or
      -----------------------------------
similar or related facilities for the diversion or control of surface runoff or precipitation.

     "Surplus  Personal  Property" shall mean Non-Essential Property declared by
      ---------------------------
Hospah and/or SFPMC (i.e. by the Party or Parties that hold an interest in the Non-Essential Property at issue) to be surplus to and not capable of being effectively used by Hospah and/or SFPMC (i.e. by the Party or Parties that hold an interest in the Non-Essential Property at issue), either in connection with the Mesquite Mine or in connection with other operations of Hospah or SFPMC at other locations.

     "Third  Party  Claim"  shall mean any claim, demand,, action, proceeding or
      -------------------
lawsuit brought by any person or entity other than the Parties.

     "Undertakings"  shall  have  the  meaning set forth in Section 9.13 of this
      ------------
Agreement

     "Unpatented  Claims"  shall mean unpatented lode or placer mining claims or
      ------------------
unpatented millsite claims, as the case may be.

     "WAPA" shall mean Western Area Power Authority.
      ----

     "Water  System"  shall  mean  the  MILS 261, 262, 265, 267 and 269 patented
      -------------
millsite claims (Patent No. 04-88-0044), situated in portions of Section 33, T. 13 S., R. 19 E. and of Section 4, T. 14 S., R. 19 E., S.B.M., Imperial County, California, together with all water wells, pumps and water development, production and transport facilities situated on such patented millsite claims and all water rights, water wells, water pipelines, Easements, Licenses and water development, production, storage and transport facilities encompassed within the Mesquite Properties and used or held for use in connection with the development, transport, storage or use of water at or to the Mesquite Mine, exclusive of the Water Tap Pipeline and other water facilities and water rights developed, constructed or acquired subsequent to the Closing Date in connection with the Landfill Project.

     "Water  Tap  Pipeline"  shall  have the meaning set forth in Section 3.4 of
      --------------------
this  Agreement.

                                   ARTICLE II

                             HNRC RETAINED PROPERTY

     2.1  Description of HNRC Retained Property.  Pursuant to the Asset Exchange
          -------------------------------------
Agreement, and except as expressly set forth in this Agreement to the contrary, at the Closing HNRC shall retain all of its right, title and interest whatsoever in and to the Mesquite Properties, exclusive only of the Hospah Owned Property and the SFPMC Leased Property (the "HNRC Retained Property"). The HNRC Retained Property includes, but is not limited to, all of HNRC's right, title and interest, if any, in and to the following: (i) the Unpatented Claims and Fee Property described in Exhibit D to this Agreement, and encompassed within the area depicted and labeled as "HNRC Retained Property" on the maps appended as Exhibit A to this Agreement, together with all Improvements thereon (exclusive only of Improvements that are expressly included within the Hospah Owned Property, as described and defined in Section 3.1 of this Agreement) (ii) the Possible Exchange or Desert Tortoise Compensation Properties, together with all Improvements thereon, and all minerals and mineral rights thereon, therein or thereunder; and (iii) the Railroad Spur Property, together with all Improvements thereon. Except as expressly, set forth in this Agreement to the contrary, nothing in this Agreement or in the Asset Exchange Agreement shall be construed as transferring to Hospah, SFPMC or their Affiliates any right, title or interest whatsoever in or to the HNRC Retained Property or the Landfill Project. Any exchange will be effected in such a manner as to avoid any interference with or interruption of Hospah or SFPMC in the mining and treatment of gold reserves or recovery of gold associated with the Mesquite Mine.

     2.2  Treatment  and  Subdivision  of  U.S.  Patent  No.  04-87-0023.
          --------------------------------------------------------------

          A.   Background  and  Intention  of the Parties.  United States Patent
               ------------------------------------------
No. 04-87-0023, issued January 3, 1987, covers approximately 1,440.24 acres of land as depicted on the map appended as Exhibit A-3 to this Agreement (the "Exchange Parcel"). A portion of the Exchange Parcel (the "Retained Exchange Property") is a part of the HNRC Retained Property and the following portions of the Exchange Parcel (collectively, the "Leased Exchange Property") are SFPMC Leased Property:

               (i)  a portion of the N/2, SE/4 of Section 7 and the NW/4 NW/4 of
Section 8 (covering the southernmost extension of the "220 Dump" and the 11220 Extension Dump");

               (ii) a portion of the W/2 of Section, 17 (covering the southwestern portion of the most westerly leach pad); and

               (iii)  a  portion of the S/2 S/2 of Section 18 and the N/2 N/2 of
Section  19  (covering  the  solution  ponds).

All of the Leased Exchange Property is located in T-13-S, R-19-E, SBBM, Imperial County, California, and is depicted and established as shown on the map appended as Exhibit A-3 to this Agreement. Because the SFPMC Lease is a mineral lease, the Parties have concluded that the inclusion of the Leased Exchange Property within the SFPMC Lease does not require that the Exchange Parcel be subdivided under the California Subdivision Map Act (California Government Code Sec.Sec. 66410-66499.37) and ordinances of Imperial County, California enacted pursuant thereto (collectively the "Subdivision Map Act"). However, in the event that SFPMC reasonably determines that events subsequent to the Closing make it necessary to subdivide the Exchange Parcel into the Retained Exchange Property and the Leased Exchange Property, SFPMC may require, by notice to HNRC, that HNRC take actions described in Section 2.2.C.

          B.   Boundary  Line  Survey.  The  boundary  line between the Retained
               ----------------------
Exchange Property and the Leased Exchange Property is depicted and established only on the Map appended as Exhibits A and A-3 to this Agreement. If, pursuant to Section 2.2.A, SFPMC elects to require HNRC to take the actions described in
Section 2.2.C, and HNRC elects to attempt to subdivide the Exchange Parcel (or to seek a waiver or exemption from compliance with the Subdivision Map Act), then the parties agree to engage an independent and disinterested third party contractor who is duly qualified, competent and experienced in surveying property of this kind, to conduct and prepare a survey to be used in the subdivision of the Exchange Parcel or the obtaining of a waiver or exemption from compliance with the Subdivision Map Act. All instructions to the surveyor shall be in writing and shall be executed by each of the Parties. The surveyor shall provide to each of the Parties a copy of all preliminary and final drafts of the survey. The costs and expenses of such survey shall be paid one-half by HNRC and one-half by SFPMC.

          C.   Division  of  the  Exchange  Parcel Grant of Option.  Upon notice
               ---------------------------------------------------
from SFPMC under the circumstances and as provided in Section 2.2.A, HNRC shall, at its sole cost and expense, undertake one or more of the, following courses of action described below in this

Section 2.2.C. HNRC, in its sole discretion, shall elect which (or both) of the following courses of action to undertake and shall notify SFPMC of such election:

               (i) take such action as may be required (x) to comply with the requirements of the Subdivision Map Act, including without limitation the preparation, submission, and approval of parcel maps or (y) to obtain from the pertinent government agency or agencies a valid waiver or exemption from compliance with the Subdivision Map Act, in each case in order to properly describe and lease to SFPMC the Leased Exchange Property. HNRC shall, at its sole cost and expense, take such actions as it deems necessary, prudent or advisable, in its sole discretion, to satisfy either of the conditions set forth in clauses (x) or (y) of the preceding sentence. HNRC shall have the right to take such actions in SFPMC's name, as SFPMC's agent or in SFPMC's stead. Upon request and subject to the direction of HNRC, SFPMC shall cooperate in all reasonable ways and take all such reasonable actions, including without limitation the execution and filing of additional documents, instruments or maps, as may be necessary or helpful to assist HNRC in such endeavors, provided that SFPMC shall not be required to pay any out-of-pocket cost or expense in connection , therewith. Upon notice to SFPMC that HNRC has elected to seek such a subdivision of the Exchange Parcel or such a waiver or exemption from the Subdivision Map Act, the Parties shall execute an instrument in form and substance reasonably satisfactory to each of them amending this Agreement in order to include as a part of the SFPMC Leased Property the Exchange Parcel. (In furtherance of this obligation, HNRC hereby grants and conveys to SFPMC a conditional option to acquire such lease on the Exchange Parcel, to be exercised only under the circumstances and as provided herein.) Contemporaneously with the execution of such instrument, SFPMC shall execute and place in escrow with Commerce Escrow Company or such other escrow agent as may be acceptable to HNRC and SFPMC ("Escrow Agent") a partial release in form and substance reasonably satisfactory to HNRC (the "Escrowed Partial Release") releasing and surrendering the Retained Exchange Property from the SFPMC Lease. Upon accomplishing either of the conditions set forth in clauses (x) or (y) of this Section 2.2.C. (i) and pursuant to the terms of escrow instructions given to the Escrow Agent (such instructions, to be substantially in the form attached as Exhibit I to this Agreement, herein called the "Escrow Instructions"), the Escrowed Partial Release shall be delivered to HNRC. Upon such delivery, the Retained Exchange Property shall become a part of the HNRC Retained Property and the Leased Exchange Property shall remain part of the SFPMC Leased Property, provided that SFPMC shall not be relieved of or released from its obligations or liabilities, if any, with respect to the Retained Exchange Property that shall have accrued during the term of SFPMC's lease thereof; or

               (ii) grant to SFPMC a non-exclusive Easement, on terms and conditions reasonably satisfactory to SFPMC, permitting SFPMC to occupy, use and possess the Leased Exchange Property as contemplated by the Parties as though it were, from the Closing through the date of termination of the SFPMC Lease, a portion of the SFPMC Lease. Such Easement shall be expressly subject to the same rights and obligations of the Parties as apply under this Agreement with respect to SFPMC Leased Property. In furtherance of this obligation, HNRC hereby grants and conveys to SFPMC a conditional option to acquire the Easement contemplated by this Section 2.2.C.(ii), to be exercised under the circumstances and as provided herein.

          D.   Rights  and  Obligations  the  Parties  Pending  Release  of  the
               -----------------------------------------------------------------
Retained  Exchange Property.  Notwithstanding any provision of this Agreement to
---------------------------
the contrary, SFPMC shall not pledge, mortgage, hypothecate or otherwise encumber, its interest in the Retained Exchange Property, except as permitted by and subject to the limitations of Section 4.12 of this Agreement.

          E.   Further  Assurances.  Upon  request  by  any  Party,  the Parties
               -------------------
covenant, at any time and from time to time, to cooperate reasonably with each other and take all such further actions, including without limitation the execution and filing of, additional instruments or documents, as may be reasonably necessary to carry out the intent, purposes and terms of the provisions of this Section 2.2.

          F.   Use  by  SFPMC  of  the  Retained Exchange Property.  The Parties
               ---------------------------------------------------
agree that upon HNRC's exercise of its election under Section 2.2.C.(i) the Exchange Parcel shall become SFPMC Leased Property subject to Article IV and
Section 2.2.C(i) of this Agreement; provided, however, that SFPMC shall have no rights to occupy or use the Retained Exchange Property in addition to or beyond such rights that SFPMC holds under this Agreement with respect to HNRC Retained Property; and provided further that HNRC shall have the same rights to occupy or use the Retained Exchange Property as it holds with respect to HNRC Retained Property. In particular, and without limitation, the Exchange Parcel is subject to the restrictions set forth in Section 4.19. SFPMC further agrees with respect to the Retained Exchange Property that it will, cooperate in good faith with HNRC in the development of the Landfill Project (provided that SFPMC shall not be obligated to bear any out-of-pocket cost or expense in connection therewith) and that it will not interfere with HNRC's activities on or with respect to the Retained Exchange Property.

          G.   Other  Rights  of  HNRC  to Terminate Lease on Some or All of the
               -----------------------------------------------------------------
Exchange  Parcel.  In  addition  to HNRC's right to receive the Escrowed Partial
----------------
Release as provided in Section 2.2.C.(i) and HNRC's rights to require the surrender by SFPMC of a portion of the SFPMC Leased Property as provided in
Section 4.13.B., HNRC shall have the additional right, at any time after the date which is 20 years after the Closing and from time to time, upon not less than 90 days prior written notice to SFPMC, to terminate the SFPMC Lease as to any portion of the Exchange Parcel and to terminate any Easement granted by HNRC pursuant to Section 2.2.C(ii) with respect to the Leased Exchange Property; provided that HNRC has made arrangements reasonably satisfactory to SFPMC to ensure that the operations of the Mesquite Mine are not materially adversely affected by such termination including the construction.(at HNRC's sole cost and expense and on property then included within the SFPMC Leased Property or Hospah Owned Property) of any replacement or relocated Improvements used in connection with the, Mesquite Mine (including, without limitation, the Solution Ponds, the solution pipeline and related facilities and the Water System) which may be required by the termination of the SFPMC Lease or by the termination of the Easement as to such parcels. Additionally, upon receipt of a sufficient invoice, HNRC shall reimburse to SFPMC any Incremental Costs that SFPMC incurs as a result of the termination.

                                   ARTICLE III

                              HOSPAH OWNED PROPERTY
                              ---------------------

     3.1  Description  of Hospah Owned Property.  Pursuant to the Asset Exchange
          -------------------------------------
Agreement, and subject to the rights and obligations of the Parties set forth in this Agreement, at the Closing HNRC has conveyed or assigned unto Hospah or SFPMC all of HNRC's right, title and interest in and to the Hospah Owned Property. As used herein, the "Hospah Owned Property" shall mean the following real and personal property:

               (i) the Unpatented Claims and Fee Property described in Exhibit E to this Agreement, and encompassed within the area depicted and labeled as "Hospah Owned Property" on the maps appended as Exhibit A and Exhibit A to this Agreement, together with all Improvements thereon and all minerals and mineral rights thereon, therein or thereunder;

               (ii)  the  Mineral  Lease  and  Purchase  Option  Agreements;

               (iii)  the  Mine  Equipment  and  Unaffixed  Personal  Property;

               (iv)  the  Emergency  Vehicle;

               (v) all, Ore, Spent Ore and other unaffixed materials present upon the leach pads on the SFPMC Leased Property as of the Closing Date;

               (vi) all equipment, pipes, pipelines, process solution, application equipment and related equipment and machinery used or held for use in connection with the application, circulation, storage and transport of process solution at the Mesquite Mine as of the Closing Date, regardless of whether situated upon the HNRC Retained Property, the SFPMC Leased Property or the Hospah Owned Property, and regardless of whether affixed or unaffixed to real property;

               (vii) all processing equipment for recovery and refining of gold together with all process solution, pregnant or otherwise, and regardless of whether or not contained within the process solution pipeline and application circuit or the Solution Ponds, situated upon any portion of the Mesquite Properties as of the Closing Date;

               (viii)  the  Helipad,  subject in particular to the provisions of
Section  3.3  of  this  Agreement;

               (ix) all Monitoring Facilities situated upon the Hospah Owned Property, subject in particular to the provisions of Section 8.2 of this Agreement;

               (x) all Surface Runoff Drainage Facilities situated upon the Hospah Owned Property, subject in particular to the provision of Section 8.3 of this Agreement;

               (xi) all mine fencing situated upon the Hospah Owned Property, subject in particular to the provision of Section 8.1 of this Agreement;

               (xii) the Water System, subject in particular to the provisions of Section 3.4 of this Agreement;

               (xiii) the Owned Power System and all of HNRC's right, title and interest in and to the IID-WAPA Electrical Facilities, the IID-WAPA Agreements and the Electrical Service Agreement, subject in particular to the provisions of
Section  3.5  of  this  Agreement;

               (xiv) all Licenses used or held for use or otherwise relating to the Mesquite Mine, to the extent transferable and subject in particular to the provisions of Section 9.10 of this Agreement and of Section 9.1 of the Asset Exchange Agreement;

               (xv) all Information (or copies thereof) in the possession or under the control of HNRC or its Affiliates as of the Closing Date that pertain directly or indirectly to the Mesquite Mine, the SFPMC Leased Property or the Hospah Owned Property;

               (xvi) copies of all files and documents relating to customers and vendors of the Mesquite Mine (including, without limitation, accounting records, credit files, notes, guarantees and collateral relating thereto); and

               (xvii) all warranty, insurance and other rights of HNRC and its Affiliates against a third party relating to any of the Hospah Owned Property, to the extent that such Hospah Owned Property has not been restored, repaired or replaced prior to Closing.

The deeds, bills of sale, assignments and other instruments of conveyance to be delivered at the Closing shall specify which portions of the Hospah Owned Property have been conveyed or assigned to Hospah and which portions, of the Hospah Owned Property have been conveyed or assigned to SFPMC.

     3.2  Assumption  of  Reclamation  and Environmental Responsibilities.  HNRC
          ---------------------------------------------------------------
has retained all Reclamation and Environmental Responsibilities, with respect to the Hospah Owned Property and the Improvements thereon, that had accrued and were legally required to be performed and completed prior to the Closing Date. Hospah (as to the Hospah Assets) and SFPMC (as to the SFPMC Assets) shall and do hereby assume all other accrued and unaccrued Reclamation and Environmental Responsibilities, now existing or arising in the future, with respect to the Hospah Owned Property, the Improvements thereon, together with all Alterations and Additions. Hospah and/or SFPMC shall post (at or prior to the Closing if reasonably possible,, but in any event as soon as possible after the Closing), all reclamation bonds and other financial assurances and undertakings necessary or helpful to allow and facilitate the release of, bonds and other financial assurances_ and undertakings currently posted by HNRC or its Affiliates with the BLM or other governmental agencies relating in any way to the operation or reclamation of the Mesquite Mine or of the Hospah Owned Property or the Improvements thereon (excluding bonds or portions of bonds that relate to Reclamation and Environmental Responsibilities retained by HNRC hereunder). The Parties shall cooperate including without limitation by the preparation, execution and filing of documents with appropriate government agencies, in order to expedite the release of all such existing bonds and other financial assurances and undertakings of HNRC. All such releases of HNRC's existing bonds and other, financial assurances and undertakings shall inure to the sole benefit and be for the sole account of HNRC. The provisions and procedures and rights and obligations of the Parties set forth in this Section 3.2 relative to the release of bonds and other financial assurances and undertakings shall be deemed incorporated by this reference, and without reiteration, into all other provisions of this Agreement in which a Party assumes Reclamation and Environmental Responsibilities with respect to any properties or assets whatsoever.

     3.3  Use  of  Helipad.  Hospah and SFPMC (to the extent of their respective
          ----------------
interests) hereby grant and convey unto HNRC, its successors and assigns and their respective agents and designees, a non-exclusive Easement in perpetuity to use the Helipad, together with all Alterations and Additions thereto, provided that HNRC, upon receipt of a sufficient invoice, shall reimburse to Hospah and SFPMC all Incremental Costs incurred_ by such Parties as a result of such use, and provided further that such use of the Helipad by HNRC shall not materially interfere with or cause a Material Adverse Effect upon the operations of the Mesquite Mine. During the Option Period, Hospah and/or SFPMC shall maintain the Helipad in accordance with the provisions of applicable Licenses and Applicable Law. Notwithstanding the foregoing, in the event that Hospah and SFPMC discontinue and cease all operations at the Mesquite Mine (either permanently or temporarily), neither Hospah nor SFPMC shall be obligated to maintain the Helipad during the period of such discontinuance or cessation. In that event, HNRC shall have the right, but not i the obligation, at its sole election and cost, to maintain the Helipad during the period of discontinuance or cessation.

     3.4  Use  and  Operation  of  Water  System.
          --------------------------------------

          A.   Rights  of  HNRC  to Tap Into Water System.  Subject to the terms
               ------------------------------------------
and conditions set forth in this Section 3.4 and to the extent that Hospah and SFPMC have the right and power to do so, Hospah and SFPMC (to the extent of their respective interests) hereby grant unto HNRC, its successors and assigns, the right to take water from the Water System for any use associated with the Landfill Project, provided, subject to the availability of water, that such taking of water by HNRC shall be subject to Hospah's and SFPMC's first call to use water as required for Hospah's and/or SFPMC's operations. HNRC shall have the right (to the extent that Hospah and SFPMC have the right and power, to grant it) to tap into the Water System at any point of HNRC's choosing and to construct, operate, maintain, repair and remove a water pipeline (the "Water Tap Pipeline") to transport water from the Water System to the Landfill Project, or to a water storage facility owned, controlled or otherwise used by HNRC, provided that neither the point at which the Water Tap Pipeline connects too the Water System nor the selected route of the Water Tap Pipeline shall interfere with or cause a Material Adverse Effect upon the operations of the Mesquite Mine. Prior to construction of the Water Tap Pipeline, the Parties shall agree in writing upon a mutually agreeable route ,(to the extent that the route crosses lands encompassed within SFPMC Leased Property or the Hospah Owned Property). Upon request by HNRC, Hospah and SFPMC shall execute and deliver to HNRC a recordable instrument, in form and substance reasonably satisfactory to HNRC, evidencing that Hospah and SFPMC (to the extent of their respective interests) have granted and conveyed unto HNRC a non-exclusive Easement in perpetuity to construct, operate, maintain, repair and remove the Water Tap Pipeline. Upon request and subject to the direction of HNRC, Hospah and SFPMC shall cooperate to assist HNRC in obtaining Easements or Licenses from the BLM or from other governmental or private entities or persons in connection with the construction, operation, maintenance, repair or removal of the Water Tap Pipeline, provided that neither Hospah nor SFPMC shall be obligated to bear or incur any out-of-pocket costs or expenses in connection with such efforts. HNRC shall bear and pay all costs and expenses associated with the construction, operation, maintenance, repair or removal of the Water Tap Pipeline. HNRC shall indemnify the Hospah Indemnitees against all Losses resulting from Third Party Claims that arise out of the construction, operation, maintenance, repair or removal of the Water Tap Pipeline.

          B.   Operation  and Maintenance of the Water System.  During the SFPMC
               ----------------------------------------------
Lease Term, Hospah and/or SFPMC shall operate, maintain and repair the Water System for the benefit of all of the Parties. The Parties shall share the costs and expenses of operating, maintaining and repairing the Water System in proportion to the volumes of water taken or used from the Water System by their respective operations during the six month period prior to the performance of the activity at issue. Hospah and/or SFPMC shall pay all such costs and expenses in the first instance and shall provide to HNRC a written invoice for HNRC's proportionate share thereof. The invoice, and the reimbursements requested pursuant thereto, shall conform to the requirements set forth in
Section 9.5 of this Agreement. Notwithstanding the foregoing, in the event that Hospah and SFPMC discontinue and cease all operations at the Mesquite mine (either permanently or temporarily), neither Hospah nor SFPMC shall be obligated to operate, maintain or repair the Water System during the period of such discontinuance or cessation. In that event, HNRC shall have the right,, but not the obligation, at its sole election and cost, to operate, maintain and repair the Water System during the period of discontinuance or cessation as well as during the Option Period after termination of the SFPMC Lease.

          C.   Licenses.  Hospah and/or SFPMC shall be responsible to obtain and
               --------
maintain all Licenses necessary or relating to the operation, maintenance and repair of the Water System. In the event that HNRC elects to construct the Water Tap Pipeline, HNRC shall be responsible to obtain and maintain all Licenses necessary or relating to the construction, operation, maintenance and repair of, the Water Tap Pipeline. Notwithstanding the foregoing, and in accordance with the provisions of Section 9.3 of this Agreement, the Parties shall cooperate in all reasonable ways with each other relative to the obtaining and maintaining of such Licenses.

          D.   Alterations  and Additions.  all references to the "Water System"
               --------------------------
appearing in this Section 3.4 shall conclusively be deemed to include all Alterations and Additions thereto.

     3.5  Power  System.
          -------------

          A.   Rights  of  HNRC  to Tap into Power System.  Subject to the terms
               ------------------------------------------
and conditions set forth in this Section 3.5 and to the extent that Hospah and SFPMC have the right and power to do so, Hospah and SFPMC (to the extent of their respective interests) hereby grant unto HNRC, its successors and assigns, the right to tap into and take electrical power from the Power System for use in connection with the Landfill Project, provided that such taking of power by HNRC does not deprive Hospah or SFPMC of any electrical power required by them in connection with the operation of the Mesquite Mine. HNRC shall have the right (to the extent that Hospah and SFPMC have the right and power to grant it) to tap into the Power System at any point of HNRC's choosing and to construct, operate, maintain, repair and remove an electrical tap substation and/or electrical distribution lines (collectively, the "Electrical Tap Facilities") to tap, transmit and distribute electrical power from the Power System to the Landfill Project, provided that neither the point at which the Electrical Tap Facilities connect to the Power System nor the selected route of any associated distribution lines shall interfere with or cause a Material Adverse Effect upon the operations of the Mesquite Mine. All electrical power taken or tapped by HNRC from the Power System shall be separately and accurately metered. Prior to construction of the Electrical Tap Facilities, the Parties shall agree in, writing upon a mutually agreeable route and location for the Electrical Tap Facilities to the extent such route or location impacts Hospah Owned or SFPMC Leased Property. Upon request by HNRC, Hospah and SFPMC shall execute and deliver to HNRC a recordable instrument, evidencing that Hospah and SFPMC (to the extent of their respective interests) have granted and conveyed unto HNRC a non-exclusive Easement to construct, operate, maintain, repair and remove the Electrical Tap Facilities. HNRC shall bear and pay all costs and expenses associated with the construction, operation, maintenance, repair or removal of the Electrical Tap Facilities. HNRC shall indemnify the Hospah Indemnitees against all Losses resulting from Third Party Claims that arise out of the construction, operation, maintenance, repair, or removal of the Electrical Tap Facilities.

          B.   Maintenance  Costs.  HNRC  shall  bear  and  pay  all  costs  and
               ------------------
expenses relating to the operation, maintenance and repair of the Electrical Tap Facilities. Hospah and/or SFPMC shall bear and pay all costs and expenses associated with the operation, maintenance and repair of the Owned Power Facilities. The Parties shall pay and share all charges by LID and WAPA under the Electrical Service Agreement or under the IID-WAPA Agreements relating to the operation, maintenance and repair of the IID-WAPA Electrical Facilities, in proportion to the amount of electricity taken from the Power System and consumed by their respective operations during the,, six month period immediately preceding the charge at issue. Notwithstanding the foregoing, each of the Parties shall bear sole responsibility for all utility charges directly based upon the quantity of electricity consumed in their respective operations. In the event that Hospah and SFPMC discontinue and cease all operations at the Mesquite Mine (either permanently or temporarily), neither Hospah nor SFPMC shall be obligated to operate, maintain or repair the Owned Power Facilities during the period of such discontinuance or cessation. In that event, HNRC shall have the right, but not the obligation, at its sole election and cost, to operate, maintain and repair the owned Power Facilities during the period of discontinuance or cessation.

          C.   Reimbursement  of  Original Capital Costs.  Pursuant to the terms
               -----------------------------------------
of the Electrical Service Agreement, HNRC is entitled to reimbursement of certain capital costs in the event of the addition of a new user to the Power System. The Parties agree to waive such right of reimbursement against each other. The Parties shall take all such actions as may be reasonably necessary to waive such right of reimbursement against each other. If such reimbursement is paid notwithstanding such a waiver, the Parties agree that the entirety of any reimbursement paid as a result of the addition of the Landfill Project as a new user to the Power System shall inure to the benefit of and be paid exclusively to HNRC and that the entirety of any reimbursement paid as a result of the addition of facilities associated with the Mesquite Mine as a new user to the Power System shall inure to the benefit of and be paid exclusively to

Hospah and SFPMC. In the event that a third party (unrelated to the Landfill Project) is added as a new user to the Power System, Hospah and SFPMC shall be entitled too any resulting reimbursement of original capital costs.

          D.   Transmission  of  Power  from the Landfill Project.  In the event
               --------------------------------------------------
that electrical power is generated in connection with the operation of the Landfill Project, at the sole election and direction of HNRC, the Parties shall take all reasonably practicable actions to allow the transmission of such generated power over or through the Power System. HNRC shall bear and pay all Incremental Costs that result from the transmission of such generated power through the Power System, including without limitation any Incremental Costs resulting from necessary modifications or repairs to the Power System.

          E.   Licenses.  For  so  long  as Hospah and/or SFPMC elect to operate
               --------
the Mesquite Mine, Hospah and/or SFPMC shall obtain and maintain all Licenses necessary or relating to the operation, maintenance and repair of the Owned Power Facilities. In the event that HNRC elects to construct the Electrical Tap Facilities and for so long thereafter as HNRC elects to operate such facilities,, HNRC shall obtain and maintain all Licenses necessary or relating to the construction, operation, maintenance and repair of the Electrical Tap Facilities or to the transmission of electrical power generated_ in connection with the Landfill Project. Each of the Parties shall be responsible for their own contractual, and regulatory relationships and dealings with IID, WAPA and other utility companies or agencies. Notwithstanding the foregoing, and in accordance with the provisions of Section 9.3 of this Agreement, the Parties shall cooperate in all reasonable ways with each other relative to the obtaining and maintaining of such Licenses.

          F.   Alterations and Additions.  All references in this Section 3.5 to
               -------------------------
the  "Power  System,"  "Owned  Power  Facilities,"  and  "IID-WAPA  Electrical
Facilities" shall conclusively be deemed to include all Alterations and Additions thereto.

     3.6  Proration  of Property Taxes.  Real and personal property taxes levied
          ----------------------------
or assessed upon or with respect to the Hospah Owned Property for 1993 shall be prorated as of the Closing Date, with HNRC paying all such taxes attributable to the period prior to the Closing Date and Hospah (as to the Hospah Assets) and SFPMC (as to the SFPMC Assets) paying all such taxes attributable to the period including and following the Closing Date.

     3.7  HNRC's Purchase Option.
          ----------------------

          A.   Grant  of  Option  to  Purchase.  Subject  to  the  provisions of
               -------------------------------
Section 3.8 of this Agreement (governing the rights of Hospah or SFPMC to remove Non-Essential Personal Property for use by Hospah, SFPMC or their respective Affiliates in connection with operations other than the Mesquite Mine) and subject to the provisions of Section 3.9 of this Agreement (governing the right of Hospah and SFPMC to sell Surplus Personal Property to third parties), Hospah (as to the Hospah Assets) and SFPMC (as to the SFPMC Assets) hereby grant and convey unto HNRC a conditional option to purchase (the "Purchase Option") all or any portion of the real and personal property comprising or encompassed within Hospah Owned Property and the, Improvements thereon (including without limitation Improvements owned by Hospah or SFPMC but situated upon real property encompassed within the SFPMC Leased Property), together with Alterations and Additions thereto (the "Option Property"), such option to be exercised only under the circumstances and as provided herein. With respect to Overburden, Clay and Spent Ore situated or to be situated upon the Hospah owned Property and Spent Ore situated or to be situated upon the SFPMC Leased Property, HNRC's Purchase Option is in addition to, rather than in lieu of HNRC's rights to remove such materials free of charge pursuant to the provisions of Articles V, VI and VII of this Agreement.

          B.   Exercise.  The  Purchase  Option may be exercised by HNRC, at its
               --------
sole and absolute discretion, at any time during the Option Period. As used in this Agreement, the "Option Period" means a four month period commencing upon the termination, expiration or surrender of the SFPMC Lease in its entirety. HNRC shall exercise the Purchase Option (if it elects, in its sole and absolute discretion, to do so) by providing written notice of exercise to Hospah and SFPMC within the Option Period. The notice shall specify the Option Property with respect to which HNRC has elected to exercise the Purchase Option (the "Selected Option Property"). In the event that the Selected Option Property is a parcel or parcels of real property, neither Hospah nor SFPMC shall be obligated to convey such property unless such conveyance may be made in compliance with (or pursuant to a waiver from) the Subdivision Map Act. HNRC may, at its election, take such measures as are necessary to sub-divide the option Property so that the Selected Option Property may be conveyed in compliance with the Subdivision Map Act or may seek a waiver of such compliance. All actions taken in respect of such proposed sub-division or waiver, .whether in the name of HNRC, Hospah, or SFPMC shall be at the sole cost, risk and expense of HNRC. Upon request and subject to the direction of HNRC, Hospah and SFPMC shall cooperate in all reasonable ways and take all such reasonable actions, including without limitation the execution and filing of additional documents, instruments or maps, as may be necessary or helpful to assist HNRC in such endeavors, provided that neither Hospah nor SFPMC shall be required to pay any out-of-pocket cost or expense in connection therewith. HNRC shall have the right too exercise the Purchase Option with respect to any Improvement owned by Hospah or SFPMC, even if HNRC elects not to exercise the Purchase Option with respect to the real property upon which the Improvement at issue is situated. In that circumstance, HNRC shall have a reasonable period of time following the Option Closing (not to exceed 12 months) in which to remove the Improvement. HNRC shall have the right to enter upon the Hospah Owned Property for purposes of such removal.

          C.   Due  Diligence.  During  the  Option  Period, HNRC and its agents
               --------------
shall be provided free and unrestricted access to the Option Property and all, Information in the possession or under the control of Hospah, SFPMC or their respective Affiliates which relate in any way to the Option Property, for purposes of conducting due diligence investigations. HNRC shall indemnify the Hospah Indemnitees against all Third Party Claims that arise as a result of such due diligence investigations.

          D.   Purchase  Price.  In  the  event  that  HNRC timely exercises the
               ---------------
Purchase Option, the purchase price for the Selected Option Property (the "Option Purchase Price") shall be determined as set forth in this Section 3.7 D. The Option Purchase Price shall be equivalent to the Fair Market Value of the Selected Option Property Immediately following exercise by HNRC of the Purchase Option, the Parties shall meet and in good faith endeavor to establish and agree upon the Fair Market Value of the Selected Option Property. In the event that, within 30 days following the provision to Hospah and/or SFPMC of HNRC's written notice exercising the Purchase Option, the Parties are unable to agree in writing upon the Fair Market Value of the Selected Option Property, then such Fair Market Value shall be determined by a board of three appraisers. Hospah and/or SFPMC shall collectively select one appraiser, HNRC shall select one appraiser and those, two appraisers shall select a third appraiser mutually agreeable to each of them. All appraisers shall be independent, disinterested, duly qualified and experienced in the appraisal of property similar to the Selected Option Property. All appraisers shall also be familiar with the prevailing market conditions in the rural parts of Imperial County, California. An appraisal approved by a majority of the three appraisers or, if no appraisal is approved by a majority of the appraisers, an appraisal equal to the average of the two closest appraisals, shall conclusively establish the Fair Market Value, of the Selected Option Property (and the Option Purchase Price). The appraisers shall jointly execute and provide to each of the Parties a written notice setting forth their determination of Fair Market Value. The determination of Fair Market Value reached by the appraisers pursuant to the foregoing procedures shall be conclusive, final and binding upon the Parties. HNRC shall pay the fees and expenses of the appraiser selected by HNRC, Hospah and/or SFPMC shall pay the fees and expenses of the appraiser selected by Hospah and/or SFPMC and Hospah (together with SFPMC) shall pay 50% of the fees and expenses of the third appraiser and HNRC shall pay 50% of the fees and expenses of the third appraiser.

          E.   Option  Closing.  The  closing  of  the  purchase  by HNRC of the
               ---------------
Selected Option Property (the "Option Closing") shall be held within 30 days after determination of the Option Purchase Price in accordance with the procedures set forth in Section 3.7 D of this Agreement, subject to such extensions as may be necessary to comply with requirements of the Subdivision Map Act. The specific time, date and place of the option Closing shall be as reasonably agreed upon by the Parties. At the Option Closing, the following shall occur:

               (i) HNRC shall pay to Hospah and/or SFPMC (i.e. to the Party or Parties that hold an interest in the Selected Option Property) the Option Purchase Price, net of any credits allowed under this Agreement. Such payment shall be made in cash, by certified or cashier's check or by wire transfer of immediately available funds, as elected by HNRC in its sole discretion;

               (ii) Hospah and/or SFPMC (i.e. to the Party or Parties that hold an interest in the Selected Option Property) shall execute and deliver unto HNRC deeds, assignments and bills of sale, as appropriate, in form and substance reasonably satisfactory to HNRC, conveying and assigning the Selected Option Property unto HNRC; and

               (iii) Hospah and/or SFPMC (i.e. to the Party or Parties that hold an interest in the Selected Option Property) shall deliver to HNRC all Information in the possession or under the control of Hospah, SFPMC or their respective Affiliates that is reasonably necessary to the permitting, operation or ownership of the Landfill Project. Hospah and/or SFPMC (i.e. to the Party or Parties that hold an interest in the Selected Option Property) shall execute and deliver unto HNRC a bill of sale conveying and selling such Information unto HNRC.

Real and personal property taxes levied or assessed upon or with respect to the Selected Option Property shall be prorated as of the date of the Option, Closing and Hospah and/or SFPMC (i.e.

to the Party or Parties that hold an interest in the Selected Option Property) shall be solely responsible for the portion of such unpaid taxes attributable to the period prior to that date. Prior to the Option Closing, Hospah and/or SFPMC (i.e. to the Party or Parties that hold an interest in the Selected Option Property) shall take all actions necessary to fully pay-off, discharge and remove all Liens encumbering the Selected Option Property. In the event that Hospah and/or SFPMC (i.e. to the Party or Parties that hold an interest in the Selected Option Property) fails fully to discharge and remove any such Liens, HNRC shall have the right, but not the obligation, to pay-off and discharge such Liens itself, in whole or in part, and to deduct the amounts paid by it from the Option Purchase Price. HNRC shall also have the right, but not the obligation, to assume the obligations under any such Liens and to credit against the Option Purchase Price an amount equal to the amount necessary to fully discharge such Liens. Notwithstanding the foregoing, the Parties understand and agree that neither Hospah nor SFPMC shall make, at the Option Closing or in the instruments to be delivered at the option Closing or otherwise, any representations or warranties whatsoever, express or implied, with respect to its ownership of or title to the Selected Option Property. Furthermore, all conveyances at the Option Closing shall be subject to the disclaimers set forth in Section 9.10 of this Agreement.

          F.   Covenants  of Further Cooperation.  From  and  after  the  Option
               ---------------------------------
Closing, each of the Parties covenants that, upon request by the other Party, it shall do all such further things, including without limitation the execution and recordation of further or additional instruments or documents, as may be necessary or helpful to effect the intent of the Parties as set forth in this Agreement.

          G.   Reclamation  and Environmental Responsibilities.  Notwithstanding
               -----------------------------------------------
any provision of this Agreement to the contrary, neither exercise by HNRC of the Purchase Option nor the occurrence and completion of the option Closing shall relieve or release Hospah or SFPMC from any Reclamation and Environmental Responsibilities with respect to the Selected Option Property that shall have accrued prior to the Option Closing, including without limitation accrued obligations required to be performed subsequent to the(,Option Closing. HNRC shall assume all Reclamation and Environmental Responsibilities with respect to the Selected Option Property that accrue subsequent to the Option Closing.

          H.   Obligations  of Hospah and SFPMC Prior to the Option Closing.  At
               ------------------------------------------------------------
all times during the Option Period, and, if HNRC timely exercises the Purchase Option, at, all times prior to the Option Closing, Hospah (as to the Hospah Assets), and SFPMC (as to the SFPMC Assets), shall perform and comply with the following duties and obligations:

               (i) In the event that Hospah and/or SFPMC desires to abandon any of the Option Property, Hospah and/or SFPMC (i.e. the Party or Parties that hold an interest in the Option Property at issue) shall provide HNRC with written notice of its intentions no less than 90 days prior to abandonment. The notice shall identify with specificity the Option Property to be abandoned. HNRC shall have the right, by providing written notice thereof to Hospah and/or SFPMC (i.e. to the Party or Parties that hold an interest in the Option Property at issue) within the 90 day period described above, to elect to receive from Hospah and/or SFPMC (i.e. from the Party or Parties that hold an interest in the Option Property at issue) at no charge, an assignment or conveyance of the Option
Property at issue. Within ten days following the provision of such written notice to Hospah and/or SFPMC (i.e. to the Party or Parties that hold an interest in the Option Property at issue) Hospah and/or SFPMC (i.e. the Party or Parties that hold an interest in the option Property at issue) shall execute and deliver to HNRC a deed, assignment, or bill of sale, as appropriate, in form and substance reasonably satisfactory to HNRC, conveying the Option Property at issue unto HNRC; and

               (ii) Subject to the rights of Hospah and/or SFPMC to abandon Option Property in accordance with the provisions of Section 3.7 H (i) above, Hospah (as to the Hospah Assets) and SFPMC (as to the SFPMC Assets) shall protect, maintain and keep in good standing all real and personal property subject to the Purchase Option. Hospah (as to the Hospah Assets) and SFPMC (as to the SFPMC Assets) shall timely, fully and properly make all filings, perform all assessment work and pay all fees, rentals and other payments required under Applicable Law to maintain all Unpatented Claims encompassed within the Option Property. Hospah (as to the Hospah Assets) and SFPMC (as to the SFPMC Assets) shall timely and fully perform all obligations and make all payments required in order to keep the Mineral Lease and Purchase Option Agreements in full force and effect, subject to such amendments and modifications thereto as may be acceptable to Hospah (as to the Hospah Assets) and SFPMC (as to the SFPMC Assets) and the counter-parties thereto. Hospah (as to the Hospah Assets) and SFPMC (as to the SFPMC Assets) shall pay when due all taxes and assessments levied or assessed upon the Option Property and in no event shall Hospah (as to the Hospah Assets) and SFPMC (as to the SFPMC Assets) allow any portion of the Option Property to be sold for unpaid taxes; and

               (iii) each of Hospah and SFPMC shall take all actions necessary to remove Liens arising by, through, or under it, upon the Selected Option Property prior to the Option Closing. Furthermore, HNRC shall have the right, at any time and from time to time, to pay off and discharge, in whole or in part, any Lien upon the option Property, in which case HNRC shall be subrogated to all right, title and interests of the holder of such Lien. Additionally, HNRC shall have the right to credit against the option Purchase Price any amounts expended by HNRC in connection with the discharge, in whole or in part, of such Liens.

          I.   Restrictions  on  Transfers.  Except  as  expressly  allowed  and
               ---------------------------
subject to all limitations and restrictions set forth elsewhere in this Agreement, any conveyance, assignment or other transfer by Hospah or SFPMC, of any of its or their respective right, title or interest in or to the Option Property shall be expressly subject to the Purchase Option and all of HNRC's rights incident thereto; provided, however, that nothing in this Section 3.7 or elsewhere in this Agreement shall be construed so as to prevent Hospah or SFPMC, from freely selling, pledging, or encumbering any gold Ore, gold concentrates, gold dore or gold bullion.

          J.   Restrictions  on  Removal.  Notwithstanding  any provision of the
               -------------------------
Asset Exchange Agreement or of this Agreement to the contrary, prior to the expiration or surrender of the Purchase Option, neither Hospah nor SFPMC, shall, without the prior written consent of HNRC, which consent shall not unreasonably be withheld, remove from the real property encompassed within the Hospah Owned Property or the SFPMC Leased Property any portion of the Water System, Power System, Monitoring Facilities, Surface Runoff Drainage Facilities, Spent Ore, Overburden or Clay (or Stockpiles of such substances), except for:

               (i)  Surplus  Personal Property sold to a third party pursuant to
Section  3.9  of  this  Agreement;

               (ii) Non-Essential Personal Property removed by Hospah and SFPMC pursuant to Section 3.8 of this Agreement;

               (iii)  Non-Essential  Personal  Property  retired as obsolete; or

               (iv) such items of Personal Property as may be removed in the ordinary course of business, provided they are replaced with items whose value and utility are comparable to or better than those removed.

          K.   Right of HNRC to Request Delay in Reclamation of option Property.
               ----------------------------------------------------------------
HNRC shall have the right, at any time and from time to time and at its sole and absolute discretion, to provide to Hospah (as to the Hospah Assets) and SFPMC (as to the SFPMC Assets) a written notice setting forth specific Improvements included within the Option Property, including without limitation Alterations and Additions thereto, that HNRC would like left in place for its future use. In that event, subject to compliance with Applicable Law and the Parties' ability to obtain any required Licenses or modifications to then existing Licenses, Hospah and SFPMC shall not reclaim or remove and shall leave in place for HNRC's future use, the Improvements specified in HNRC's notice. The Parties shall cooperate and take all actions to obtain any necessary Licenses or modifications, to then existing Licenses. The inclusion in HNRC's written notice to Hospah and/or SFPMC of any Improvement shall be deemed an irrevocable election by HNRC to purchase that Improvement at such time as HNRC exercises the Purchase Option.

     3.8  Right  of  Hospah  and SFPMC to Remove Non-Essential Property.  At any
          -------------------------------------------------------------
time and from time to time prior to termination or expiration of the SFPMC Lease, Hospah and SFPMC shall have the right, in its or their sole and absolute discretion and at its or their sole cost, to dismantle and remove from the real property encompassed within either the Hospah Owned Property or the SFPMC Leased Property, any or all Non-Essential Property for use by Hospah or SFPMC at any other location in connection with operations other than the Mesquite Mine. Non-Essential Property that Hospah or SFPMC removes in good faith from such real property pursuant to the provisions of this Section 3.8 shall not thereafter be subject to the Purchase Option.

     3.9  Offer  to  Sell  Surplus Personal Property.  In the event that, at any
          ------------------------------------------
time and from time to time during the Option Period, Hospah and/or SFPMC desires or intends to sell any Surplus Personal Property, Hospah (as to the Hospah Assets) and SFPMC (as to the SFPMC Assets) shall offer to sell such Surplus Personal Property to HNRC in accordance with the provisions of this Section 3.9. Hospah and/or SFPMC (i.e. the Party or Parties who hold an interest in the Surplus Personal Property at issue) shall provide to HNRC a written and binding good faith offer of sale (a "Sales Offer"), setting forth with specificity the Surplus Personal Property offered for sale, a sales price with respect to each item and any other pertinent terms and conditions of sale In the event that HNRC desires to purchase any of such items, HNRC shall, within 30 days after the provision to it of the Sales Offer, provide to Hospah and/or SFPMC (i.e. the Party or Parties who hold an interest in the Surplus Personal Property at issue) a written notice (an "Acceptance Notice") specifying the Surplus Personal Property that HNRC desires to purchase and irrevocably committing to purchase those items at the price and on the terms and conditions stated in the Sales Offer. The closing of the sale and purchase, of the Surplus Personal Property at issue shall be held within ten days following the provision to Hospah and/or SFPMC, as applicable, of the Acceptance Notice. At such closing, the following shall occur (i) Hospah and/or SFPMC (i.e. the Party or Parties who hold an interest in the Surplus Personal Property at issue) shall execute and deliver to HNRC a bill of sale, in form and substance reasonably satisfactory to HNRC, transferring and selling unto HNRC the Surplus Personal Property at issue, and
(ii) HNRC shall pay unto Hospah and/or SFPMC (i.e. the Party or Parties who hold an interest in the Surplus Personal Property at issue) the purchase price specified in the Sales Offer. Thereafter, Hospah and/or SFPMC (i.e. the Party or Parties who hold an interest in the Surplus Personal Property at issue) shall be free to dispose of said surplus Personal Property in any manner it or they see fit.

          A.   Background and Intentions  of  the Parties.  United States Patent
               ------------------------------------------
No. 04-90-0066, issued on August 17, 1990, covers approximately 387 acres of land, comprised of 85 patented millsite claims (the "Subject Patent Property"). It is the intention of the Parties that part of the Subject Patent Property (the "Reversion Property") be SFPMC Leased Property and that the remainder of the Subject Patent Property (the "Remainder Property") be Hospah Owned Property. The Reversion Property and the Remainder Property are depicted on the map appended as Exhibit A-2 to this Agreement and are described in Exhibit H to this Agreement. However, division of the Subject Patent Property into the Reversion Property and the Remainder Property may require compliance with the California Subdivision Map Act. At the Closing, HNRC shall convey to Hospah all of the Subject Patent Property, which pursuant to Section 3.1 of this Agreement, shall initially be classified as Hospah Owned Property. However, following the Closing and pursuant to the provisions of this Section 3.10, Hospah shall place in escrow with Escrow Agent a special warranty deed (the "Escrowed Deed") reconveying the Reversion Property to HNRC. Upon accomplishing any of the conditions set forth in clauses (i), (ii) and (iii) of the second sentence of
Section 3.10 B and pursuant to the terms of the Escrow Instructions, the Escrowed Deed shall be delivered to HNRC. Upon such delivery, the Reversion Property shall become part of the SFPMC Leased Property, subject to all of the terms and conditions of the SFPMC Lease set forth in Article IV. Contemporaneously with such delivery, HNRC shall confirm, by appropriate instrument in recordable form, that the Reversion Property has become a part of the SFPMC Leased Property. The Remainder Property shall remain part of the Hospah Owned Property.

          B.   Division of the Subject Patent Property.  After the Closing, HNRC
               ---------------------------------------
shall, at its sole cost and expense, take such actions as may be necessary to allow the division of the Subject Patent Property into the Reversion Property and the Remainder Property. For purposes of this Agreement, the Escrowed Deed shall be delivered to HNRC pursuant to the Escrow Instructions upon satisfying one or more of the following conditions: (i) compliance with the requirements of the Subdivision Map Act, including without limitation the preparation, submission and approval of parcel maps; (ii) obtaining from the pertinent government agency or agencies a valid waiver or exemption from compliance with the Subdivision Map Act, or (iii) there shall be an acknowledgment in writing between HNRC and Imperial County, reasonably satisfactory to SFPMC, that the Subdivision Map Act is not applicable to this transaction. HNRC shall, at its sole cost and expense, take such actions as it deems necessary, prudent or advisable, in its sole discretion, to satisfy any of the conditions set forth in clauses (i), (ii) or (iii) of the preceding sentence. HNRC shall have the right to take such actions in Hospah's or SFPMC's name, as Hospah's or SFPMC's agent or in Hospah's or SFPMC's stead. Upon request and subject to the direction of HNRC, Hospah and SFPMC shall cooperate in all reasonable ways and take all such reasonable actions, including without limitation the execution and filing of additional documents, instruments or maps, as may be necessary or helpful to assist HNRC in such endeavors, provided that Hospah and SFPMC shall not be required to pay any out-of-pocket cost or expense in connection therewith. Upon accomplishing any of the conditions set forth in clauses (i), (ii) or (iii), above, HNRC shall provide to Hospah and the Escrow Agent, pursuant to the Escrow Instructions, written notice requesting delivery of the Escrowed Deed, together with relevant documentation supporting such request. In the event that prior to delivery of the Escrowed Deed to HNRC, HNRC, its partners, or respective successors or assigns, elect, in their sole discretion, to permanently discontinue efforts to permit or develop the Landfill Project, HNRC shall provide, written notice of such election to Hospah and SFPMC. In the event that, as of the date of HNRC's notice, the Reversion Property has not yet been reconveyed to HNRC, Hospah and SFPMC shall be released from all further obligations under this Section 3.10 to reconvey the Reversion Property to HNRC; provided, however, that HNRC shall retain all of its other rights, title and interest in or to the Reversion Property, including without limitation, its rights under the Purchase Option. Hospah may, at any time, provide to HNRC a written inquiry regarding the status of actions taken by HNRC to comply with the Subdivision Map Act and the status of the Landfill Project HNRC shall reply in writing, describing such status and confirming, if a decision has been made at the time of the Hospah request, that HNRC has or has not, as the case may be, elected to permanently discontinue efforts to permit or develop the Landfill
Project or other lawful, industrial, non-mining activity related to or derived from landfill activities.

          C.   Rights and Obligations of the Parties Pending Reconveyance of the
               -----------------------------------------------------------------
Reversion  Property.  Notwithstanding  any  provision  of  this Agreement to the
-------------------
contrary, prior to the reconveyance of the Reversion Property to HNRC, the Parties shall have the same rights and obligations with respect to the Reversion Property, and shall be subject to the same limitations and restrictions, as apply under this Agreement with respect to SFPMC Leased Property. Notwithstanding any provision of this Agreement to the. contrary, prior to delivery of the Escrowed Deed to HNRC, neither Hospah nor SFPMC shall pledge, mortgage, hypothecate or otherwise encumber its. interest in the Reversion Property except for Liens granted in connection with financing transactions.
All Liens upon the Reversion Property arising by, through or under Hospah or SFPMC shall be expressly subject and subordinated to all of the right, title and interest of HNRC in or to the Reversion Property, whether accrued or unaccrued, absolute or contingent, including without limitation all right, title and interest of HNRC arising under this Agreement. Subsequent to delivery of the Escrowed Deed to HNRC, SFPMC may encumber its leasehold interest in the Reversion Property in accordance with and subject to the limitations of Section
4.12  of  this  Agreement.

          D.   Further  Assurances.  Upon  request  by  any  Party,  the Parties
               -------------------
covenant, at any time and from time to time, to cooperate reasonably with each other and take all such further actions, including without limitation the execution and filing of additional instruments or documents, as may be reasonably necessary to carry out the intent, purposes and terms of the provisions of this Section 3.10.

                                   ARTICLE IV

                                   SFPMC LEASE

     4.1  Grant  of  Lease  and  Appurtenant  Easements.
          ---------------------------------------------

          A.   SFPMC  Leased  Property.  To the extent that it has the right and
               -----------------------
power to do so, HNRC hereby grants and conveys unto SFPMC, its successors and assigns, a lease for mining and other mining related purposes unto the SFPMC Leased Property, on the terms and conditions set forth in this Agreement. As used in this Agreement, the term "SFPMC Leased Property shall mean all of HNRC's, right, title and interest, as of the Closing, in and to the following real and personal property:

               (i) the Unpatented Claims and Fee Property described in Exhibit F to this Agreement, and encompassed within the area depicted and labeled as "SFPMC Leased Property" on the maps appended as Exhibit A and Exhibit A-1 to this Agreement, together with all Improvements thereon, exclusive of the Hospah Owned Property;

               (ii) the Solution Ponds, together with such real property adjacent to the Solution Ponds as may be required by SFPMC during the SFPMC Lease Term either for expansion of the Solution Ponds_ or for surge or overflow ponds or areas;

               (iii) all Monitoring Facilities situated upon the SFPMC Leased Property, subject in particular to the provisions of Section 8.2 of this Agreement;

               (iv) all Surface Runoff Drainage Facilities situated upon the SFPMC Leased Property, subject in, particular, to the provisions of Section 8.3 of this Agreement; and

               (v) all mine fencing situated upon the SFPMC Leased Property, subject in particular to the provisions of Section 8.1 of this Agreement.

          B.   Access  Road  Easement  and  Solution  Pipeline  Easement.  In
               ---------------------------------------------------------
addition,  as  provided  in  Section 4.5 (as to the Access Road Easement) and in
Section 4.6 (as to the Solution Pipeline Easement) HNRC is granting unto SFPMC appurtenant non-exclusive Easements for SFPMC's use and enjoyment of the SFPMC Leased Property. SFPMC's and HNRC's respective rights and obligations for the use of the Access Road Easement and the Solution Pipeline Easement are as set forth in this Agreement. Notwithstanding any provision of this Agreement to the contrary, the obligations of SFPMC set forth in this Agreement with respect to SFPMC Leased Property shall apply also with respect to the Access Road Easement and the Solution Pipeline Easement.

     4.2  Term.  The  primary term of the SFPMC Lease (the "Primary Term") shall
          ----
commence on the Closing Date and shall remain in effect for a period of 31 years, unless sooner terminated or surrendered in accordance with the provisions of this Agreement. The SFPMC Lease shall remain in effect beyond the Primary Term for so long as SFPMC continues to mine or process Ore upon the SFPMC Leased Property or the Hospah Owned Property and otherwise to comply with the terms and conditions of this Agreement (the "SFPMC Lease Term") provided that under no circumstances shall the SFPMC Lease Term exceed 85 years in total (including the Primary Term and all extensions).

     4.3  Possession and Control.  To the extent that it has the right and power
          ----------------------
to do so, and subject to Applicable Law and SFPMC obtaining all necessary Licenses, HNRC hereby grants unto SFPMC, during the SFPMC Lease Term and subject to the terms and conditions of this Agreement, the following rights with respect to the SFPMC Leased Property:

               (i)  the  right  of  entry;

               (ii) to explore for, mine, extract, produce, stockpile, remove, transport, leach, concentrate, mill, smelt, beneficiate, process, use, treat, ship, market and sell all Ore, whether extracted from the Hospah Owned Property, the SFPMC Leased Property or from other properties, subject only to the limitations expressly set forth in this Agreement, including without limitation in Section 4.14

               (iii) to construct, use, maintain, repair and, replace any and all buildings, roads, pipelines, slurry lines, Ore bins, leach pads, Ore treatment facilities, Ore Stockpiles, Clay Stockpiles, overburden Stockpiles, Spent Ore Stockpiles, reservoirs, power and communication lines and any other Improvements of any kind or description whatsoever, subject only to the limitations expressly set forth in this Agreement;

               (iv) to use the SFPMC Leased Property for the storage or permanent disposal of Ore, Overburden, Clay, Spent Ore, and related by-products produced from the Hospah Owned Property, the SFPMC Leased Property or from other properties, subject to the restrictions, terms and conditions set forth in this Agreement;

               (v) to use all Easements and means of access to which HNRC may be entitled to, from, across and through the SFPMC Leased Property, subject in particular to the restrictions, terms and conditions set forth in Section 4.5 of this Agreement

               (vi) to operate water wells, and to use, develop, impound, store, consume and dispose of all water and water rights, subject in particular to the provisions of Sections 3.4 and 4.14 of this Agreement;

               (vii) to remove from Stockpiles upon the SFPMC Leased Property and dispose of any Ore, Overburden, Clay or Spent Ore for testing purposes (including without limitation for bulk samples, assays, geochemical analyses, amenability to milling and recovery determinations, pilot plant tests and testing relating to reclamation methods), without payment of any additional consideration whatsoever to HNRC;

               (viii) to remove from Stockpiles upon the SFPMC Leased Property any Ore, Ore concentrates, dore or bullion, without restriction and without payment of any additional consideration whatsoever to HNRC, provided that SFPMC shall not remove from the SFPMC Leased Property any Overburden, Clay or Spent Ore, except to the extent expressly authorized pursuant to Articles V, VI, and VII of this Agreement; and

               (ix) to use the SFPMC Leased Property for all of the mining and other mining related. purposes stated in this Section 4.3 in connection with or in furtherance of SFPMC's activities on the Hospah Owned Property or other properties, subject to the restrictions and limitations set forth in this Agreement.

     4.4  Rental Payments.  During the SFPMC Lease Term, SFPMC shall make rental
          ---------------
payments to HNRC in the amount of $1,500 per year. The first such rental payment shall be due on or before a date 30 days after the Closing Date.
Subsequent rental payments shall be due and payable on or before each anniversary of the Closing Date. Except for the rental payments described above (and in partial consideration of the rights granted to HNRC elsewhere in this Agreement to remove Overburden, Clay and Spent Ore from the SFPMC Leased Property and from the Hospah Owned Property for use in connection with the Landfill Project), SFPMC shall not be obligated to pay unto HNRC any advance minimum, production or other royalties or payments attributable to the extraction, processing or removal_ of Ore.

     4.5  Access  Road  Easement.
          ----------------------

          A.   Grant  of  Access Road Easement.  HNRC hereby grants unto SFPMC a
               -------------------------------
non-exclusive Easement (the "Access Road Easement") appurtenant to the SFPMC Leased Property to use portions of the Present Access Road situated upon the HNRC Retained Property, for ingress to and egress from the SFPMC Leased Property and the Hospah Owned Property, on the terms and conditions set forth in Article IV, including this Section 4.5.

          B.   Term.  As  an easement appurtenant to the SFPMC Lease, the Access
               ----
Road Easement shall commence on the Closing Date and, unless sooner surrendered or terminated pursuant to the provisions of this Agreement, shall continue in full force and effect throughout the SFPMC Lease Term and shall terminate upon termination or expiration of the SFPMC Lease. Notwithstanding the foregoing, HNRC shall have the right, at any time and in its sole discretion, to terminate the Access Road ,Easement by. providing SFPMC not less than six months prior written notice of termination. In the event of termination of the Access Road Easement pursuant to the preceding sentence, the termination shall be deemed effective only upon the later to occur of the following events:

               (i) the effective date of termination of the Access Road Easement, as set forth in HNRC's written notice to SFPMC (which in no event shall be less than six months from and after the date of the notice); or

               (ii) completion and construction of a new access road to the Mesquite Mine pursuant to Section 4.5 C of this Agreement.

Upon termination of the Access Road Easement, SFPMC shall duly execute and deliver to HNRC a release of all of SFPMC's right, title and interest in and to the Access Road Easement and the property covered thereby. Such release shall be in form and substance reasonably satisfactory to HNRC and shall be suitable for recordation.

          C.   Construction  of  New  Access  Road.
               -----------------------------------

               (1)  Route of the New Access Road.  Pursuant to the provisions of
                    ----------------------------
this

Section 4.5 C, SFPMC and HNRC shall cooperate to construct and complete a new access road to the Mesquite mine prior the commencement of Commercial Landfill Operations. HNRC shall provide to SFPMC not less than six months prior written notice of its intention to commence Commercial Landfill Operations. As soon as practicable following the provision of such notice, SFPMC and HNRC shall consult with each other relative to the construction of a new access road from Highway 78 to the administration and plant area of the Mesquite Mine. Prior to the commencement of construction, SFPMC and HNRC shall agree in writing to a mutually acceptable route for the new access road. A map or maps illustrating the new route shall be appended to the written agreement of SFPMC and HNRC. In the event that the route of the new access road crosses any portion of the HNRC Retained Property, HNRC shall, to the extent that it has the right and power to do so, grant unto SFPMC an exclusive Easement for the new access road, which Easement shall be appurtenant to the SFPMC Leased Property and shall be subject to all of the terms and conditions of the SFPMC Lease and this Agreement (on terms and conditions comparable to those applicable to the Access Road Easement) Such grant of Easement shall be in form and substance reasonably satisfactory to SFPMC and shall be suitable for recordation.

               (2)  Construction  of  the  New Access Road.  The new access road
                    --------------------------------------
shall be constructed to a length, width, standard and quality comparable to the Present Access Road as of the Closing Date. The new access road shall be constructed by HNRC or by a contractor of HNRC's selection. HNRC shall pay and bear all costs and expenses associated with the construction of the new access road, including without limitation the fees and expenses of the road engineer and of the construction contractor. HNRC shall indemnify the Hospah Indemnitees against all Losses resulting from Third Party Claims that arise out of the construction of the new access road. All instructions, guidance and directions to the road engineer and construction contractor shall be provided by HNRC, subject to the mutual agreement of SFPMC and HNRC relative to the route of the new access road. HNRC shall provide to SFPMC written notice of completion of construction and, if the new access road meets the design and construction. criteria set forth in this Section 4.5 C, SFPMC shall execute and deliver to HNRC a written notice of acceptance of the new access road.

               (3)  Subsequent  Use  of  Access  Roads.  Subsequent  to  SFPMC's
                    ----------------------------------
acceptance of the new access road, HNRC, its agents and representatives shall not use the new access road without the prior written consent of SFPMC, which consent shall not be unreasonably withheld, and SFPMC, its agents and representatives shall not use the portions of the Present Access Road situated upon the HNRC Retained Property without the prior written consent of HNRC, which consent shall not unreasonably be withheld. It is the intention of SFPMC and HNRC that, in general and to the extent practicable, each of them shall use separate access roads so as to minimize interferences between their respective operations.

          D.   Cooperation and Coordination.  The Parties shall cooperate in all
               ----------------------------
reasonable ways, including without limitation by the coordination of schedules, in order to ensure that their respective uses of the Present Access Road do not interfere,. hinder or cause undue delays to the operations of the other Party; provided, however, that under no circumstances shall HNRC's use of the Present Access Road be allowed to cause a Material Adverse Effect upon the operations of the Mesquite Mine.

          E.   Repairs  and  Maintenance.  During  the term of.  the Access Road
               -------------------------
Easement, SFPMC shall be solely responsible and obligated to repair and maintain the Present Access Road, so that at no point in time will the condition thereof be materially, worse than on the Closing Date. Notwithstanding the foregoing, in the event that SFPMC and Hospah discontinue or, cease all operations at the Mesquite Mine (permanently or temporarily), SFPMC shall not be obligated to maintain or repair the Present Access Road during such period of discontinuance or cessation. In that event, HNRC shall have the right, but not the obligation, at its sole election and cost, to maintain and repair the Present Access Road during the period of discontinuance or cessation. Hospah and SFPMC shall take all actions necessary to ensure that, upon termination of the Access Road Easement, the Present Access Road is left in a condition no worse than its condition as of the Closing Date.

          F.   Other  Relocations  of the Present Access Road.  Each of HNRC (at
               ----------------------------------------------
any time and from time to time) and SFPMC (at any time and from time to time during the term of the Present Access Road) shall have the right, at its sole election and cost, to reroute or relocate the Present Access Road or portions thereof, provided that the new route does not cause a, Material Adverse Effect. upon the operations or interests of the other Party, and provided further that the rerouted or relocated road is designed and built to a standard and condition at least comparable to the Present Access Road.

     4.6  Easement  for  a  Process  Solution  Pipeline.
          ---------------------------------------------

          A.   Grant  of  Solution  Pipeline  Easement.  HNRC hereby grants unto
               ---------------------------------------
SFPMC, its successors and assigns, the Solution Pipeline Easement to construct, operate, maintain and repair a process solution pipeline (together with accompanying water supply lines) upon the HNRC Retained Property in order to connect the Solution Ponds to the leach pads (currently situated upon the SFPMC Leased Property) and associated processing facilities on the terms and conditions set forth in Article IV, including this Section 4.6. Although the Solution Pipeline Easement is of a limited duration, the personal property comprising the process solution pipeline itself shall be owned by SFPMC as part of the Hospah Owned Property.

          B.   Term.  As  an  easement  appurtenant  to  the  SFPMC  Lease,  the
               ----
Solution Pipeline Easement shall commence on the Closing Date and, unless sooner surrendered or terminated pursuant to the provisions of this Agreement, shall continue in full force and effect throughout the SFPMC Lease Term and shall terminate upon termination or expiration of the SFPMC Lease.

          C.   Location  of  Easement.  The Solution Pipeline Easement shall run
               ----------------------
from the Solution Ponds to the leach pads situated upon the SFPMC Leased Property. The Solution Pipeline Easement shall be of a sufficient width to allow SFPMC to conduct all activities relating or incidental to the construction, operation, maintenance and repair of the process solution pipeline and related facilities. The route of the Solution Pipeline Easement shall generally follow the same route as the pipeline and/or trenches employed by HNRC immediately prior to the Closing for purposes of circulating process solution between the Solution Ponds and the leach pads and associated processing facilities. Upon request by

SFPMC or HNRC, SFPMC and HNRC shall meet for purposes of establishing a more definitive description of the location and width of the Solution Pipeline Easement.

          D.   Environmental  Responsibility.  HNRC shall retain all Reclamation
               -----------------------------
and Environmental Responsibilities (if any), with respect to the process solution pipeline and the real property covered by the Solution Pipeline Easement, that had accrued and that were legally required to be performed and completed prior to the Closing Date. SFPMC shall assume all other accrued and unaccrued Reclamation and Environmental Responsibilities, now existing or arising in the future,, with respect to the process solution pipeline, the real property covered by the Solution Pipeline Easement, and all Alterations and Additions.. Within a reasonable period of time following the expiration or termination of the SFPMC Lease Term, SFPMC shall dismantle and remove from the HNRC Retained Property the process solution pipeline, accompanying water supply lines and all Alterations and Additions thereto, and shall fully reclaim, in accordance with the terms and conditions of all applicable Licenses and Applicable Law, the real property covered by the Solution Pipeline Easement. SFPMC shall indemnify the HNRC Indemnitees against all Losses, including without limitation all Losses arising out of Third Party Claims, that relate to the process solution pipeline or the operation thereof. Each of Hospah and SFPMC (during the period of operations of the Mesquite Mine) and HNRC (during the period_ of operations of the Landfill Project) shall provide to the other Parties written notice of any release, spill, discharge or emission of any leachate, gas, contaminated or toxic material or any other substance required to be reported to any governmental agency under any applicable Environmental Law.

     4.7  Standard  of Operations.  Subject to SFPMC's rights to surrender SFPMC
          -----------------------
Leased  Property  from  the  SFPMC  Lease  in  accordance with the provisions of
Section 4.18 of this Agreement, SFPMC shall, at all times during the SFPMC Lease Term, protect, maintain and keep in good standing all real and personal property comprising or encompassed within the SFPMC Leased Property, including without limitation all Alterations and Additions thereto. Subject to SFPMC's rights to surrender SFPMC Leased Property from the SFPMC Lease in accordance with the provisions of Section 4.18 of this Agreement, SFPMC shall timely, fully and properly make all filings, perform all assessment work and pay all fees, rentals and other payments required under Applicable Law to maintain all Unpatented Claims encompassed within the SFPMC Leased Property.

     4.8  No Implied Covenants.  Except as expressly set forth in this Agreement
          --------------------
to the contrary, SFPMC does not make any express or implied covenant to conduct any activity upon or for the benefit of the SFPMC Leased Property. Except as expressly set forth in this Agreement to the contrary, whether or not any activity allowed under this Agreement shall at any time be conducted and the location, manner, method, extent, rate and timing, of such activities shall be determined within the sole and absolute discretion of SFPMC

     4.9  Reclamation.  HNRC  shall  retain  all  Reclamation  and Environmental
          -----------
Responsibilities (if any), with respect to the SFPMC Leased Property and all Improvements thereon, that had accrued and that were legally required to be performed and completed prior to the Closing Date., SFPMC shall and does hereby assume all, other accrued and unaccrued Reclamation and Environmental Responsibilities, now existing or arising at any time during the SFPMC Lease Term, with respect to the SFPMC Leased Property, all Improvements thereon and all Alterations and Additions thereto, including without limitation Improvements constructed or placed upon the SFPMC Leased Property by SFPMC, its agents or contractors during the SFPMC Lease Term. Termination, surrender or expiration of the SFPMC Lease shall not relieve or release SFPMC from any such Reclamation and Environmental Responsibilities. Pursuant to Articles V, VI and VII of this Agreement, HNRC may, under certain specific circumstances, reassume Reclamation and Environmental Responsibilities with respect to certain of the Overburden, Clay and Spent Ore situated or to be situated upon the SFPMC Leased Property. Except as expressly, set forth in this Agreement to the contrary, including without limitation in the Articles referenced in the preceding sentence, upon expiration, surrender or termination of the SFPMC Lease, SFPMC. shall reclaim all portions of the SFPMC Leased Property, including without limitation all Improvements thereon, together with all Alterations and Additions, in accordance with the terms and conditions of all Licenses and Applicable Law. SFPMC shall have the right to enter upon the SFPMC Leased Property subsequent to the SFPMC Lease Term for purposes of performing such reclamation work, provided that all such work shall be performed within a reasonable period of time. Notwithstanding the foregoing, at the request of HNRC and subject to the Parties obtaining any necessary Licenses or modification to then existing Licenses, SFPMC shall forego or delay the reclamation of any Improvements designated by HNRC and, unless the Parties agree otherwise, HNRC shall thereupon assume all reclamation obligations with respect to the designated Improvements. The Parties shall cooperate in all reasonable ways to obtain such Licenses or modifications to Licenses.

     4.10  Licenses.  HNRC  understands  that  SFPMC  may make efforts to obtain
           --------
Licenses in connection with the exercise by SFPMC of its rights under the SFPMC Lease. Upon request by Hospah or SFPMC, as the case may be, HNRC shall assist and cooperate fully with Hospah or SFPMC, as the case may be, in any such endeavors, including without limitation by the execution and filing of pertinent documents, provided that HNRC shall not be obligated to incur or bear any out-of-pocket costs in connection with such efforts.

     4.11  Taxes.  During  the  SFPMC  Lease  Term, SFPMC shall pay when due all
           -----
taxes and assessments, including without limitation all real and personal property taxes, levied upon, assessed against or relating to the SFPMC Leased Property, the Access Road Easement, the Solution Pipeline Easement, or to any Improvements or personal property situated thereon, or Alterations and Additions thereto. With respect to such taxes levied or assessed with respect to 1993, taxes shall be prorated as of the Closing Date, HNRC shall be responsible for the taxes attributable to the period prior to and including the Closing Date and SFPMC shall be responsible for the taxes attributable to the period subsequent to the Closing Date. In the event that the SFPMC Lease is surrendered or terminated, in whole or in part, prior to the end of any particular calendar year, taxes levied and assessed with respect to that calendar year for the SFPMC Leased Property at issue shall be prorated as of the effective date of the surrender or termination, SFPMC shall be responsible for the taxes attributable to the period prior to that date and HNRC shall be responsible for the taxes attributable to the period from and after that date. SFPMC shall pay when due all taxes and assessments imposed or assessed in connection with its operations upon the SFPMC Leased Property, including without limitation any net proceeds, production, occupation, sales, severance, privilege, ad valorem or other similar or related taxes. Each of SFPMC and HNRC shall provide to the other copies of all bills, demands, notices, statements or valuations received by it which relate to any tax or assessment described in this Section 4.11. Additionally, upon request by HNRC, SFPMC shall provide to HNRC evidence of payment by it of all applicable taxes.

     4.12  Financing.
           ---------

          A.   Liens.  SFPMC  shall  not  encumber  the  SFPMC  Leased Property,
               -----
except for Liens and encumbrances granted in connection with financing transactions, (collectively, "Financing Liens"). SFPMC shall take all action necessary too ensure that, upon termination, surrender or expiration of the SFPMC Lease, in whole or in part, the SFPMC Leased Property shall be free and clear of all Liens arising by and through SFPMC, its Affiliates or their respective agents or contractors. Notwithstanding any provision of this Agreement to the contrary, (1) all Liens upon the SFPMC Leased Property arising by, through or under SFPMC shall be expressly subject and subordinated to all of the right, title and interest of HNRC in or to the SFPMC Leased Property, whether accrued or unaccrued, absolute or contingent, including without limitation all right, title and interest of HNRC arising under this Agreement; and (ii) all Liens upon the SFPMC Leased Property, the Access Road Easement, the Solution Pipeline Easement and the Exchange Parcel arising by, through or under HNRC shall be expressly subject and subordinated to all of the right, title and interest of SFPMC in or to such property, whether accrued or unaccrued, absolute or contingent, including without limitation, all right, title and interest of SFPMC arising under this Agreement. HNRC shall have the right, at its sole discretion and at any time and from time to time, to pay off and discharge, in whole or in part, any Lien (other than Financing Liens) upon the SFPMC Leased Property arising by or through SFPMC, its Affiliates or their respective agents or contractors, in which case HNRC shall be subrogated to all right, title and interest of the holder of such Lien. Additionally, HNRC shall have the right to credit against the Option Purchase Price any amounts expended by HNRC in connection with the discharge, in whole or in part, of such Liens.

          B.   Cooperation with Financing Endeavors.  At the request and subject
               ------------------------------------
to the direction of Hospah and/or SFPMC, HNRC shall take all such reasonable actions as may be necessary or helpful to assist Hospah and/or SFPMC in obtaining financing with respect to the Mesquite Mine or in pledging any of Hospah's and/or SFPMC's respective right, title or interest in or to the SFPMC Leased Property, the Hospah Owned Property, the HNRC Retained Property and/or Hospah's and SFPMC's respective other rights and interests in and under this Agreement in connection with such financing, including without limitation by the execution and delivery of estoppel certificates relating to the status of the SFPMC Lease or of this Agreement, provided that: (i) HNRC shall not be obligated to incur or bear any out-of-pocket cost or expense in connection with such endeavors; and (ii) HNRC shall not be obligated to take any action that limits or reduces its rights or that increases its obligations under this Agreement. At the request and subject to the direction of HNRC, Hospah and SFPMC shall take all such reasonable actions as may be necessary or helpful to assist HNRC in obtaining financing with respect to the Landfill Project or in pledging any of HNRC's right, title or interest in or to the SFPMC Leased Property, the Hospah Owned Property, the HNRC Retained Property and/or HNRC's other rights and interests in and under this Agreement in connection with such financing, including without limitation by the execution and delivery of estoppel certificates relating to, the status of the SFPMC Lease or of this Agreement, provided that: (a) Neither Hospah nor SFPMC shall be obligated to incur or bear any out-of-pocket cost or expense in connection with such endeavors; and (b) Neither Hospah nor SFPMC shall be obligated to take any action that limits or reduces its rights or that increases its obligations under this Agreement. The estoppel certificates referred to in this Section 4.12.B shall, if requested, state, if then true and except as otherwise set forth in the estoppel certificate: (1) that the SFPMC Lease is the only lease between the parties for the SFPMC Leased Property and that, except for the SFPMC Lease and this Agreement, there are no other agreements, written or oral, between the Parties relating to the SFPMC Leased Property or the SFPMC Lease;
(2) that no consent or approval is required of the Party executing the estoppel certificate in connection with the financing transaction; (3) the then remaining term of the SFPMC Lease; (4) that the Party executing the estoppel certificate has not in any way transferred, pledged or assigned any portion of its interest under the SFPMC Lease or, if such Party has so transferred, pledged or assigned such interest, the name and address of the transferee, pledgee or assignee, as appropriate; (5) that the SFPMC Lease and this Agreement are in full force and effect and enforceable against the Party executing the estoppel certificate in accordance with their terms; (6) that the Party attempting, to obtain financing is, to the best knowledge of the Party executing the estoppel certificate, not in default with respect to any monetary obligation (including, without limitation, taxes and assessments) or any non monetary obligation or any other term or condition under the SFPMC Lease or under this Agreement; and (7) that the Party executing the estoppel certificate has no accrued claim against the Party attempting to obtain financing which could result, to the best knowledge of the, Party executing the estoppel certificate, in any offset, defense or counterclaim against any of the monetary obligations or charges payable under the SFPMC Lease or under this Agreement.

     4.13  Title  Curative  Measures.
           -------------------------

          A.   Title  Defect.  If title to any part of the SFPMC Leased Property
               -------------
is defective,, SFPMC shall have the right (during the SFPMC Lease Term), but not the obligation, to undertake to cure any such defects or to defend or to initiate litigation to perfect, defend, or cure title to the SFPMC Leased Property. Any actions that SFPMC elects to take or pursue pursuant to this
Section 4.13 A shall be at its sole discretion and at its sole cost. In the event that, during the SFPMC Lease Term, HNRC desires, on its own part, to undertake to cure any title defects or to defend or to initiate litigation to perfect, defend or cure title to the SFPMC Leased Property, HNRC shall provide_ to SFPMC written notice of the title defects at issue and the action that it proposes to take with respect thereto. In the event that, within a reasonable period of time following such notice, SFPMC has not initiated the proposed action on its own or if SFPMC fails diligently to pursue such action thereafter, HNRC shall be free, in its sole discretion and at its sole cost, to take such. actions as it deems desirable or advisable with respect to such title matters.

          B.   Amendment,  Relocation  and  Abandonment  of  Unpatented  Claims.
               ----------------------------------------------------------------
During the SFPMC Lease Term, SFPMC shall have the right, but not the obligation, to amend, relocate or abandon any of the Unpatented Claims encompassed within the SFPMC Leased Property, to the extent that such amendment, relocation or abandonment is reasonably necessary to facilitate or optimize the operations of the Mesquite Mine. SFPMC shall provide to HNRC no less than 30 days prior written notice of such a proposed amendment, relocation or abandonment. Such notice shall set forth with specificity the action to be taken, the rationale therefor and the specific Unpatented Claims involved. HNRC shall have the right to consult with SFPMC relative to the advisability of the proposed action. HNRC shall also have the right, by providing written notice thereof to SFPMC within the 30 day period described above, to elect to receive from SFPMC, at no charge, an assignment or conveyance of any Unpatented Claims proposed for abandonment. Within ten days following the provision of such written notice to SFPMC, SFPMC shall execute and deliver to HNRC a deed, in form and substance reasonably satisfactory to HNRC, conveying unto HNRC the Unpatented Claims at issue. Any new locations, amendments or relocations effected or established by SFPMC pursuant to the provisions of this Section 4.13 B shall be in the name of HNRC and shall be deemed part and parcel of the SFPMC Leased Property, subject to all the terms and conditions of this Agreement. Except as set forth above to the contrary, HNRC shall cooperate with any amendment, relocation or abandonment proposed by SFPMC and, upon request by and subject to the direction of SFPMC, HNRC shall take all reasonable actions to assist therein, including without limitation by the execution and filing of instruments, notices or other documents, provided that HNRC shall not be obligated to incur any out-of-pocket costs or expenses in connection with such actions.

          C.   Exchanaes.  HNRC  intends to pursue an exchange of lands with the
               ---------
BLM, pursuant to which HNRC would convey to the BLM certain Fee Property not directly associated with the operations of the Mesquite Mine and the BLM would convey to HNRC fee title to certain public lands, including without limitation certain public lands situated within the Landfill Footprint. Certain of the public lands at issue (in which HNRC may attempt to obtain fee title) are currently covered by Unpatented Claims encompassed within the SFPMC Leased Property. At the request and subject to the direction of HNRC, SFPMC covenants to cooperate with any such exchange and to take all reasonably practicable actions in furtherance thereof, including without. limitation by the execution and filing of instruments, notices or other documents, provided that SFPMC shall not be obligated to incur any out-of-pocket costs or expenses in connection with such actions. Any fee title in real property obtained by HNRC pursuant to such a land exchange shall, to the extent that the land at issue was previously covered by Unpatented Claims encompassed within the SFPMC Leased Property, be deemed part and parcel of the SFPMC Leased Property, subject to all the terms and conditions of this Agreement.. Upon SFPMC's request, HNRC shall execute and deliver to SFPMC an appropriate instrument in form and substance reasonably satisfactory to SFPMC, confirming that such newly-acquired title to such parcels is subject to this Agreement as a portion of the SFPMC Leased Property. HNRC shall provide to SFPMC not less than 90 days prior written notice of its intent to close such a land exchange, with the BLM. The notice shall set forth with specificity the lands involved in the exchange. SFPMC shall have the right to consult with HNRC relative to the advisability of the proposed exchange. Notwithstanding any provision of this Agreement to the contrary, HNRC shall not effect any land exchange with the BLM with respect to the SFPMC Leased Property that would cause a Material Adverse Effect upon the operations of the mesquite mine.

          D.   Additional  and After-Acquired Title.  If, during the SFPMC Lease
               ------------------------------------
Term, HNRC acquires any further right, title or interest in or to the SFPMC Leased Property, HNRC shall provide SFPMC with written notice thereof and such right, title and interest shall, without payment or additional consideration, become part and parcel of the SFPMC Leased Property subject to all of the terms and conditions of this Agreement. Upon SFPMC's request,_ HNRC shall execute and deliver to SFPMC an appropriate instrument in form and substance reasonably satisfactory to SFPMC, confirming that such newly-acquired title to such parcels is subject to this Agreement as a portion of the SFPMC Leased Property.

     4.14  Restriction  on  Certain  Drilling  and Excavation.
           --------------------------------------------------

          A.   General  Prohibition.  Except  to  the  extent  expressly allowed
               --------------------
under Section 4.14 B of this Agreement, neither Hospah nor SFPMC shall conduct any drilling or significant excavation operations, (i) within the Landfill Footprint, or (ii) within areas adjacent to the Landfill Footprint where subsidence could adversely affect the Landfill Footprint. This restriction shall apply only with respect to operations upon the SFPMC Leased Property and to operations upon the Reversion Property (including without limitation, the Leased Exchange Property). SFPMC and/or Hospah shall provide to HNRC no less than 30 days prior written notice of its intention to conduct any drilling or significant excavation operations upon the MILS 13 patented millsite claim (which claim is encompassed within the Hospah Owned Property).

          B.   Drilling  of  Monitoring  Wells.  The  provisions of this Section
               -------------------------------
4.14 shall not be construed as prohibiting SFPMC from drilling monitoring wells, installing a Vados monitoring system or conducting other drilling or excavations that are reasonably necessary in connection with the construction or operation of a new leach pad upon the SFPMC Leased Property, provided that, no less than 30 days prior to the commencement of the drilling or excavation at issue, SFPMC provides to HNRC written notice of its intentions (which notice shall describe and specify the size, depth, scope, and location of the anticipated drilling or excavation as well as the reason or need therefor), and provided further that, prior to surrender of the leach pad at issue from the SFPMC Lease, SFPMC shall completely, permanently, and thoroughly plug and fill the drill hole or excavation at issue, from the surface to its total depth.

     4.15  Overlook  Trail.  To the extent that it has the right and power to do
           ---------------
so, SFPMC shall provide the public with access over the Present Access Road, as well as over any new access road constructed pursuant to Section .4.5 of this Agreement, in order to facilitate visitation by the public of the existing self-guided overlook trial, as further described in the Landfill EIS-EIR. During the SFPMC Lease Term and at SFPMC's sole cost and expense, SFPMC shall maintain and repair such overlook trail in accordance with the terms and conditions of applicable Licenses and agreements with the BLM and so that its condition at all times is at least comparable to its condition as of the Closing Date. SFPMC shall take all actions relative to the overlook trail required pursuant to applicable Licenses, as the same may change or be modified from time to time. The obligations set forth in this Section 4.15 may, be modified or terminated pursuant to a written agreement between the Parties, provided that the BLM agrees to such modification or termination.

     4.16  Access by HNRC.  HNRC, its agents and designees shall have the right,
           --------------
at any time and from time to time upon the provision of reasonable prior notice to SFPMC, to enter upon the SFPMC Leased Property for any purposes relating to the Landfill Project or in furtherance of any right granted or obligation assigned to it under this Agreement, providing that no such entry shall interfere with or cause a Material Adverse Effect upon the, operations of the Mesquite Mine. Additionally, subject to compliance with Applicable Law and the requirements of SFPMC's health and safety program, HNRC, its agents and designees shall have the right, no more than once during any three month period and upon not less than ten days prior written notice to SFPMC, at a mutually convenient time and during normal business hours, and at the sole risk of HNRC, to enter upon the SFPMC Leased Property for purposes of inspecting the operations and facilities of the Mesquite Mine. SFPMC or its designated representative shall have the right to accompany HNRC upon any such inspection. Any entry upon the SFPMC Leased Property by HNRC, its agents or designees pursuant to this Section
4.16 shall be subject to the Indemnities set forth in Section 9.12 A of this Agreement.

     4.17  Insurance.  Throughout  the  SFPMC  Lease Term, SFPMC shall maintain,
           ---------
with financially responsible insurance companies fully licensed to transact business in the State of California, policies of insurance covering its operations upon the SFPMC Leased Property. Such policies of insurance shall,. at a minimum, be of the types and in coverage amounts customarily maintained by operators of mines comparable in size and scope to the Mesquite Mine. SFPMC shall also ensure that all of its agents and contractors maintain insurance coverages in compliance with the standards set forth above. Prior to entering upon the SFPMC Leased Property, SFPMC shall deliver to HNRC certificates evidencing the required insurance coverages. Each certificate shall include an endorsement stating that HNRC shall be given not less than thirty (30) days prior written notice of any termination, cancellation or reduction of coverage. HNRC shall be named as an additional insured under all policies of insurance. Likewise, whenever HNRC is conducting Landfill related activities on Hospah Owned Property (other than casual use such as inspection, collection of monitoring data, etc.) HNRC will provide similar insurance coverage and will name Hospah and SFPMC as additional insureds under all policies of insurance.

     4.18  Termination  and  Surrender.
           ---------------------------

          A.   Surrender  by SFPMC.  SFPMC shall have the right, at any time and
               -------------------
from time to time, to surrender and terminate the SFPMC Lease, as to all or any part of the SFPMC Leased Property, the Access Road Easement and/or the Solution Pipeline Easement, by providing to HNRC written notice of such surrender. The termination shall take effect upon the date specified in SFPMC's notice. Except as expressly set forth in this Agreement to the contrary, surrender of the SFPMC Lease by SFPMC, in whole or in part, shall not relieve or release SFPMC from any of its responsibilities or obligations arising under this Agreement with respect to the surrendered Property, including without limitation Reclamation and Environmental Responsibilities. Furthermore, in the event that SFPMC surrenders any Unpatented Claims from the SFPMC Leased Property after September 1, 1993 or after July 1 of any calendar year subsequent to 1993, SFPMC shall nevertheless be responsible to perform all work, file all documents and * make all payments required by Licenses or Applicable Law to maintain the Unpatented Claims in good standing through the remainder of that calendar year. In the event that SFPMC surrenders some but not all of the SFPMC Leased Property, the SFPMC, Lease shall remain in full force and effect with respect to that portion of the SFPMC Leased Property that is not surrendered. Surrender of leach pads and associated real property from the SFPMC Lease shall be governed by the provisions of Article VII of this Agreement. Notwithstanding any provision of this Agreement to the contrary, in the event that SFPMC determines that commercial gold mining and mineral processing operations are permanently concluded at the Mesquite Mine, SFPMC shall surrender the SFPMC Lease, the Access Road

Easement and the Solution Pipeline Easement in their entirety, subject to the on-going obligations and responsibilities set forth in this Agreement.

          B.   Termination  With Respect to Areas Within the Landfill Footprint.
               ----------------------------------------------------------------
The Leased Exchange Property is leased to SFPMC as part of the SFPMC Leased Property, and is situated within the Landfill Footprint. Notwithstanding any provision of this Agreement to the contrary, HNRC shall have the right, at any time and from time to time, upon not less than 90 days prior written notice to SFPMC, to, terminate the SFPMC Lease with respect to any such lands situated within the Landfill Footprint, including the Leased Exchange Property, reasonably required for use in connection with the Landfill Project., Upon such termination, HNRC shall assume all accrued and unaccrued Reclamation and Environmental Responsibilities with respect to the property at issue, as well as with respect to the Overburden and Clay Stockpiles thereon. Additionally, upon receipt of a sufficient invoice, HNRC shall reimburse to SFPMC any Incremental Costs that SFPMC incurs as a result of the termination.

     4.19  Prohibition  on  Dumping  on  the  Portion of the 220 Dump within the
           ---------------------------------------------------------------------
Landfill Footprint.  Neither  SFPMC  nor Hospah shall dump or stockpile any Ore,
-----------------
Spent Ore, Clay, Overburden or other materials on those portions of the 11220 Dump" situated within the Landfill Footprint (area to be lined) and the backslope necessary to allow construction of the lined landfill facility, except for the following:

               (i) inert materials (average 350 tons per year) to be disposed of by Hospah or SFPMC at the inert material landfill within the "220 Dump", and

               (ii) the Overburden needed to cover such materials in accordance with applicable rules, regulations and permits.

     4.20  Provisions  Contained  Within  Other  Articles.  In  addition  to the
           ----------------------------------------------
provisions of this Article IV, there. are numerous other provisions of this Agreement that relate to the SFPMC Lease or the SFPMC Leased Property. All such provisions are incorporated by reference into this Article IV and the SFPMC Lease. All rights and obligations of the Parties with respect to SFPMC Leased Property set forth in other Articles of this Agreement shall be deemed rights and obligations arising under the SFPMC Lease.

     4.21  Assignment.  SFPMC  may assign all or any part of its interest in the
           ----------
SFPMC Lease to any person or entity provided that SFPMC provide HNRC with at least thirty (30) days advance notice and any such assignment be made subject to all the terms and conditions of this Agreement, and further provided that SFPMC may, without the consent of HNRC, grant Financing Liens (including Deeds of Trust) pursuant to Section 4.12.

                                    ARTICLE V

                                   OVERBURDEN

     5.1  Assumption  of  Reclamation and  Environmental Responsibilities.  HNRC
          ---------------------------------------------------------------
shall retain all Reclamation and Environmental Responsibilities (if any), with respect to Overburden and Stockpiles of Overburden situated, as of the Closing Date, upon the SFPMC Leased Property and the Hospah Owned Property, that had accrued and that were legally required to be performed and completed prior to the Closing Date. SFPMC shall and does hereby assume all other accrued and unaccrued Reclamation and Environmental Responsibilities, now existing or arising in the future, with respect to all Overburden and Stockpiles of Overburden situated, as of the Closing Date, upon the Hospah Owned Property or the SFPMC Leased Property. Notwithstanding the ownership thereof, Hospah shall bear and assume all Reclamation and Environmental Responsibilities with respect to Overburden generated by its operations subsequent to the Closing Date or placed or deposited upon the Hospah Owned Property or the SFPMC Leased Property by Hospah, its agents or contractors subsequent to the Closing Date. Notwithstanding the ownership thereof, SFPMC shall bear and assume all Reclamation and Environmental Responsibilities with respect to Overburden generated by its operations subsequent to the Closing Date or placed or deposited upon the Hospah Owned Property or the SFPMC Leased Property by SFPMC, its agents or contractors subsequent to the Closing Date. Reclamation and Environmental Responsibilities with respect to Overburden or Stockpiles of Overburden situated or to be situated upon the Hospah Owned Property or the SFPMC Leased Property shall transfer or be deemed transferred to HNRC under the specific circumstances and pursuant to the express provisions, terms and conditions set forth in this Agreement.

     5.2  Title  to  Overburden.  As  between  the  Parties  and  subject to any
          ---------------------
approvals of the BLM or other government agencies required under Applicable Law, the ownership of Overburden situated or to be situated. upon the Hospah Owned Property or the SFPMC Leased Property shall be as set forth in this Section 5.2. Ownership of Overburden and Stockpiles of Overburden situated upon the Hospah Owned Property as of the Closing Date shall be conveyed to SFPMC at the Closing as part of the Hospah Owned Property. Ownership of Overburden and Stockpiles of Overburden situated upon the SFPMC Leased Property as of the Closing Date shall be retained by HNRC, subject to SFPMC's leasehold interest under the SFPMC
Lease, provided that, pursuant to the provisions, of Section 5.1 of this Agreement, SFPMC shall assume all accrued and unaccrued Reclamation and Environmental Responsibilities with respect to such Overburden (except for accrued Reclamation and Environmental Responsibilities legally required to be performed and completed prior to the Closing Date). Ownership of Overburden placed or deposited upon the SFPMC Leased Property subsequent to the Closing Date shall, as between the Parties and subject to Applicable Law and HNRC obtaining all required Licenses, be deemed transferred to HNRC on the date and at the time of such placement or deposit upon the SFPMC Leased Property, provided that, pursuant to the provisions of Section 5.1 of this Agreement, SFPMC shall bear and assume all Reclamation and Environmental Responsibilities with respect to such Overburden. The ownership of Overburden, as set forth in this Section 5.2, shall change only pursuant to the express provisions, terms and conditions of this Agreement or pursuant to a written agreement executed by each of the Parties. Pursuant to the provisions of Sections 5.1 and 5.2 of this Agreement, SFPMC shall assume Reclamation and Environmental Responsibilities with respect to certain Overburden that is or will be owned by HNRC.

     5.3  Use  of  Overburden  by  SFPMC.  Subject  to  Applicable Law and SFPMC
          ------------------------------
obtaining any necessary Licenses, and to the extent, that HNRC has the right and power to do so, HNRC grants unto SFPMC the right to remove Overburden from Stockpiles situated upon the SFPMC Leased Property during the SFPMC Lease Term for use in connection with the Mesquite Mine. Additionally, HNRC shall not object to any removal by Hospah or SFPMC of Overburden from the Hospah Owned Property for use in connection with the Mesquite Mine.

Each of Hospah and SFPMC shall retain and/or assume all Reclamation and Environmental Responsibilities relative to Overburden that it removes from Stockpiles or otherwise uses in connection with the Mesquite Mine. As between the Parties and to the extent permitted by Licenses and Applicable Law, ownership of Overburden removed by SFPMC from Stockpiles situated upon the SFPMC Leased Property for use in connection with the Mesquite Mine shall be deemed transferred to SFPMC upon such removal of the Overburden from Stockpile. SFPMC's right to remove Overburden from the SFPMC Leased Property during the SFPMC Lease Term and Hospah's and SFPMC's right to remove overburden from the Hospah Owned Property pursuant to this Article V for use in connection with the Mesquite Mine, shall be superior to and take priority over all rights of HNRC to remove Overburden from such lands for use in connection with the Landfill Project. HNRC shall not remove Overburden from such lands for use in connection with the Landfill Project unless, immediately following such removal, sufficient Overburden remains available to Hospah and SFPMC to satisfy their reasonably foreseeable requirements for Overburden in connection with the Mesquite Mine.

     5.4  Prohibition  on  Sale.  Neither  SFPMC nor Hospah shall sell, lease or
          ---------------------
otherwise transfer unto any third party any right, title or interest whatsoever in or to Overburden that, prior or subsequent to the Closing Date, is extracted from or stockpiled, upon either the Hospah Owned Property or the SFPMC Leased Property, or, subject to the BLM's rights to sell or otherwise dispose of such materials, if any, allow the removal or use of Overburden by third parties.

     5.5  Stockpiling  of  Overburden  Subsequent  to Closing Date.
          --------------------------------------------------------

          A.   Stockpiling  at Sites Upon the SFPMC Leased Property.  Within the
               ----------------------------------------------------
limitations of its then current haulage fleet for the Mesquite Mine, SFPMC shall exercise its best efforts to stockpile all Overburden extracted or generated in connection with the operations of the Mesquite Mine at sites upon the SFPMC Leased Property specified by HNRC, in its sole and absolute discretion, provided that such sites do not materially interfere with the operations of the Mesquite Mine. Whenever necessary the Parties shall discuss and determine specific sites upon the SFPMC Leased Property for the future stockpiling of Overburden. The Parties shall endeavor in good faith to agree upon mutually satisfactory sites for such Stockpiles. HNRC shall reimburse to SFPMC any Incremental Costs incurred by SFPMC as a result of the location of HNRC's designated Stockpile sites. The Parties shall agree in advance and in writing to the estimated amount of such Incremental Costs per ton of Overburden to be stockpiled and such estimated amount per ton shall conclusively be deemed the amount payable by HNRC to SFPMC hereunder (for each ton of Overburden actually stockpiled by SFPMC), regardless of the Incremental Costs per ton actually incurred by SFPMC. Such estimated Incremental Costs per ton of Overburden shall serve as liquidated damages and is reasonable and appropriate in view of the fact that it would be impossible, as a practical matter, to determine_ with certainty the actual
Incremental  Costs  incurred  by  SFPMC.

          B.   Records  of  Origin  of  Overburden.  In  accordance  with  past
               -----------------------------------
practices at the Mesquite Mine, Hospah and/or SFPMC shall keep and maintain reasonably accurate records of the site of origin (prior to extraction from the ground) of all Overburden that, subsequent to the Closing Date, is extracted from or stockpiled upon the Hospah Owned Property or the SFPMC Leased Property. Such records shall be of sufficient detail and accuracy so that the

Parties will be able to determine, with a reasonable degree of certainty, the percentage of Overburden in any particular Stockpile that originated from Unpatented Claims and the percentage of Overburden in that Stockpile that originated from Fee Property. No more than once each calendar year, HNRC shall, at its sole cost, have the right to review and copy all such records.

          C.   Rights  of  HNRC  to Move Stockpiles.  In the event that SFPMC is
               ------------------------------------
unable, for whatever reason, to stockpile Overburden at sites upon the SFPMC Leased Property designated by HNRC, HNRC shall have the right, at its sole cost and in its sole and absolute discretion, to enter upon the SFPMC Leased Property and/or the Hospah Owned Property and to haul Overburden from any initial or undesignated dump site to stockpile sites designated by HNRC. HNRC shall conduct such haulage operations so as not to materially interfere with or cause a Material Adverse Effect upon the operations of the Mesquite Mine.

     5.6  Removal  of Overburden by HNRC for Use in Connection with the Landfill
          ----------------------------------------------------------------------
Project.
-------

          A.   HNRC's Right of Removal.  Subject to HNRC obtaining all necessary
               -----------------------
Licenses and to the extent permitted by Applicable Law, and further subject to Hospah's and SFPMC's superior and priority rights to remove Overburden for use in connection with the Mesquite Mine pursuant to Section 5.3 of this Agreement, HNRC shall have the right, without charge or payment of any kind, to remove Overburden from Stockpiles situated upon the Hospah Owned Property or the SFPMC Leased Property for use in connection with the Landfill Project. The rights of HNRC set forth in the preceding sentence shall apply with respect to all Overburden situated in stockpiles upon the Hospah Owned Property or the SFPMC Leased Property, regardless of whether the Overburden was extracted, generated or stockpiled prior or subsequent to the Closing Date. In the event that, pursuant to this Section 5.6, HNRC removes Overburden from Stockpiles situated upon the Hospah Owned Property, ownership of the Overburden shall, as between the Parties, and subject to Applicable Law and HNRC obtaining any required Licenses, be deemed transferred to HNRC upon removal thereof by HNRC from the Hospah Owned Property. Notwithstanding any provision of this Agreement to the contrary, ownership of Overburden originally extracted from Unpatented Claims shall not be deemed transferred to HNRC unless and until HNRC obtains necessary approvals for such transfer from the BLM, if any such approvals are required under Applicable Law. HNRC's right to remove Overburden from Hospah Owned Property shall terminate on a date 86 years after the Closing Date, except with respect to Overburden purchased by HNRC pursuant to the Purchase Option.

          B.   Assumption of Obligations by HNRC.  HNRC shall assume all accrued
               ---------------------------------
and unaccrued Reclamation and Environmental Responsibilities with respect to Overburden that it removes from Stockpiles situated upon either the SFPMC Leased Property or the Hospah Owned Property for use as cover in connection with the Landfill Project. Additionally, HNRC shall reimburse to Hospah and/or SFPMC any Incremental Costs that those Parties incur as a result of HNRC's removal of Overburden.

          C.   Covenant  of  Non-Interference.  In  the  event that HNRC removes
               ------------------------------
Overburden from Stockpiles situated upon either the Hospah Owned Property or the SFPMC Leased Property, for use in connection with the Landfill Project, HNRC shall conduct such removal operations so as not to materially interfere with or cause a Material Adverse Effect upon the operations of the Mesquite Mine.

                                   ARTICLE VI

                                      CLAY
                                      ----

     6.1  Joint  Use  of  Clay  Reserves.  There  are certain Stockpiles of Clay
          ------------------------------
present upon the SFPMC Leased Property and the Hospah Owned Property, as well as unextracted deposits of Clay in the ground in or underlying the Hospah Owned Property (collectively, "Clay Reserves"). The Parties anticipate that HNRC shall require a certain amount of this Clay in connection with the Landfill Project and that Hospah and SFPMC may require a certain amount of this Clay in connection with its or their gold processing and reclamation operations at the Mesquite Mine. Pursuant to the provisions of this Article VI, the Parties covenant to cooperate reasonably with each other so as to facilitate the joint use of such Clay Reserves.

     6.2  Hospah's  First  Call  on Clay.  As between the Parties and subject to
          ------------------------------
Applicable Law and Hospah and/or SFPMC obtaining any required Licenses, Hospah (as to the Hospah Assets) and SFPMC (as to the SFPMC Assets) shall have a superior and priority right to remove and use Clay Reserves for its own purposes. This right shall be referred to in this Agreement as "Hospah's First Call on Clay. Hospah's First Call on Clay shall be limited to the quantity of Clay that Hospah and/or SFPMC reasonably anticipate they will require in connection with their gold processing operations at the Mesquite Mine. Provided that there are sufficient overall Clay Reserves to satisfy Hospah's First Call on Clay, neither Hospah nor SFPMC shall exercise Hospah's First Gallon Clay so as to prevent HNRC from removing any specific Clay Reserves for use in connection with the Landfill Project, unless Hospah or SFPMC in good faith intends, within the following 12 month period, to remove those specific Clay Reserves for its own use. As between the Parties and subject to Applicable Law and Hospah and/or SFPMC obtaining any required Licenses, the ownership of Clay Reserves removed by SFPMC from Stockpiles situated or to be situated upon the SFPMC Leased Property, for use in connection with gold processing operations at the Mesquite Mine, shall be deemed transferred unto SFPMC upon the removal by SFPMC of such Clay from Stockpile. Nothing in this provision shall be construed as granting unto Hospah any right to extract or remove Clay Reserves from the SFPMC Leased Property.

     6.3  Prohibition  on  Sale  of  Clay  to Third Parties.  Neither Hospah nor
          -------------------------------------------------
SFPMC shall sell, lease or otherwise transfer unto any third party any right, title or interest whatsoever in or to Clay Reserves, or, subject to the BLM's right, if any, to sell or otherwise dispose of such material, allow the removal or use of Clay by third parties.

     6.4  Assumption  of  Reclamation  and Environmental Responsibilities.  HNRC
          ---------------------------------------------------------------
shall retain all Reclamation and Environmental Responsibilities (if any), with respect to Clay and Stockpiles of Clay situated, as of the Closing Date, upon the Hospah Owned Property or the SFPMC Leased Property, that had accrued and that were legally required to be performed and completed prior to the Closing Date. Hospah and SFPMC shall and do hereby assume all other accrued and unaccrued Reclamation and Environmental Responsibilities, now existing or arising in the future, with respect to all Clay and Stockpiles of Clay situated, as of the Closing

Date,  upon  the  Hospah  Owned  Property  or  the  SFPMC  Leased  Property.
Notwithstanding the ownership thereof, Hospah shall bear and assume all Reclamation and Environmental Responsibilities with respect to Clay, generated or extracted by its operations subsequent to the Closing Date or placed or deposited upon the Hospah Owned Property or the SFPMC Leased Property by Hospah, its agents or contractors subsequent to the Closing Date. Notwithstanding the ownership thereof, SFPMC shall bear and assume all Reclamation and Environmental Responsibilities with respect to Clay generated or extracted by its operations subsequent to the Closing Date or placed or deposited upon the Hospah Owned Property or the SFPMC Leased Property by SFPMC, its agents or contractors subsequent to the Closing Date. Reclamation and Environmental Responsibilities with respect to Clay or Stockpiles of Clay situated or to be situated upon the Hospah Owned Property or the SFPMC Leased Property shall transfer or be deemed transferred to HNRC under the specific circumstances and pursuant to the express provisions, terms and conditions set forth in this Agreement.

     6.5  Title  to  Clay  Reserves.  As  between the Parties and subject to any
          -------------------------
approvals of the BLM or other government agencies required under Applicable Law, the ownership of Clay Reserves shall be as set forth in this Section 6.5. Ownership of Clay Reserves situated upon the Hospah Owned Property as of the Closing Date shall be conveyed to SFPMC and/or Hospah at the Closing as part of the Hospah Owned Property, provided that, pursuant to the provisions of Section
6.4 of this Agreement, SFPMC shall assume all accrued and unaccrued Reclamation. and Environmental Responsibilities with respect to such Clay Reserves (exclusive of accrued Reclamation and Environmental Responsibilities legally required to be performed and completed prior to the Closing Date). Ownership of Clay Reserves situated upon the SFPMC Leased Property as of the Closing Date shall be retained by HNRC, subject to SFPMC's leasehold interest under the SFPMC Lease, provided that, pursuant to the provisions of Section 6.4 of this Agreement, SFPMC shall assume all accrued and unaccrued Reclamation and Environmental Responsibilities with respect to such Clay Reserves (exclusive of accrued Reclamation and Environmental Responsibilities legally required to be performed and completed prior to the Closing Date)., Ownership of Clay placed or deposited upon the SFPMC Leased Property subsequent to the Closing Date shall, as between the Parties and subject to Applicable Law and HNRC obtaining any required Licenses, be deemed transferred to HNRC on the date and at the time of such placement or deposit upon the SFPMC Leased Property, provided that, pursuant to thee provisions of Section 6.4 of this Agreement, SFPMC shall bear and assume all Reclamation and Environmental Responsibilities with respect to such Clay. The ownership of Clay Reserves, as set forth in this Section 6.5, shall change only pursuant to the express provisions, terms and conditions of this Agreement or pursuant to a written agreement executed by each of the Parties. Pursuant to the provisions of Sections 6.4 and 6.5 of this Agreement, Hospah and/or SFPMC, to the extent of their respective interests, shall assume Reclamation and Environmental Responsibilities with respect to certain Clay Reserves that are or will be owned by HNRC.

     6.6  Stockpiling  of Clay by Hospah and SFPMC.  Clay extracted by Hospah or
          ----------------------------------------
SFPMC from the Hospah Owned Property or by SFPMC from the SFPMC Leased Property and not removed and used immediately in connection with the gold processing facilities and reclamation requirements at the Mesquite Mine, shall be identified, separated by quality and stockpiled by Hospah or SFPMC at sites upon the SFPMC Leased Property or the Hospah Owned Property designated by HNRC. HNRC shall provide to Hospah or SFPMC a written notice setting forth procedures and practices to be followed in connection with the identification and segregation of Clay, as well as the specific sites or the SFPMC Leased Property upon which Clay is to be stockpiled. In the event that Hospah objects to any aspect of such notice, it shall provide to HNRC a written notice setting forth its preferred practices, procedures and locations for stockpiling. Any disagreements between the Parties with respect to such matters shall be resolved in favor of HNRC, provided that HNRC shall reimburse to Hospah and SFPMC all Incremental Costs incurred by those Parties as a result of the implementation of HNRC's favored practices, procedures and locations for Stockpiles, and provided further that Neither Hospah nor SFPMC shall be required to stockpile Clay at sites designated by HNRC if the hauling of Clay such distances exceeds the capabilities of Hospah's and SFPMC's then current haulage fleet for the Mesquite Mine (in which case HNRC shall have the right, at its sole election and cost, to haul the Clay from the Stockpile Sites employed by Hospah or SFPMC to. the Stockpile sites designated by HNRC) . Notwithstanding the foregoing, HNRC shall not be required to reimburse to Hospah or SFPMC its Incremental Costs with respect to the first Clay so stockpiled, up to a quantity equivalent to the amount of Clay that Hospah and/or SFPMC reasonably anticipate they will require in connection with gold processing facilities and reclamation requirements at the, Mesquite Mine. Unless the 'specific Clay Reserves at issue have been claimed and reserved by Hospah or SFPMC pursuant to Hospah's First Call on Clay, all identification, segregation and stockpiling of Clay by Hospah or SFPMC shall be subject to the direction/participation by HNRC's staff.

     6.7  Removal  of  Clay  by  HNRC.
          ---------------------------

          A.   Removal  and  Mining  of  Clay  by  HNRC.
               ----------------------------------------

               (1)  Removal  from  Hospah Owned Property.  Subject to Applicable
                    ------------------------------------
Law, Hospah's First Call on Clay and HNRC obtaining any necessary Licenses or BLM approvals HNRC shall have the right, without charge or payment of any kind, at any time and from time to time within 86 years following the Closing Date, to extract and to remove, for use in connection with the Landfill Project: (i) Clay Reserves situated in deposits in the ground underlying Fee Property encompassed within the Hospah Owned Property, and (ii) Clay Reserves situated or to be situated in Stockpiles upon either Unpatented Claims or Fee Property encompassed within the Hospah Owned Property, provided that the Clay at issue was originally mined or extracted from Fee Property. For a period of 86 years following the Closing Date, and subject to Applicable Law, Hospah's First Call on Clay and HNRC obtaining any necessary Licenses or BLM approvals, neither SFPMC nor Hospah shall object to HNRC's extraction and removal, at any time and from time to time, for use in connection with the Landfill Project, of: (i)
Clay Reserves situated in deposits in the ground underlying Unpatented Claims encompassed within the Hospah Owned Property, or (ii) Clay Reserves originally mined or extracted from Unpatented Claims and situated or to be situated in Stockpiles upon either. Unpatented Claims or Fee Property encompassed within the Hospah Owned Property.

               (2)  Removal  from  SFPMC Leased Property.  Subject to Applicable
                    ------------------------------------
Law, Hospah's First Call on Clay and HNRC obtaining any necessary Licenses or BLM approvals, HNRC shall have the right, without charge or payment of any kind and at any time and from time to time, to extract and to remove, for use in connection with the Landfill Project: (i) Clay situated in deposits in the ground underlying Fee Property encompassed within the

SFPMC Leased Property, and (ii) Clay Reserves situated or to be situated in Stockpiles upon either Unpatented Claims or Fee Property encompassed within the SFPMC Leased Property, provided that the Clay at issue was originally mined or extracted from Fee Property. Subject to Applicable Law, Hospah's First Call on Clay and HNRC obtaining any necessary Licenses or BLM approvals, neither SFPMC, nor Hospah shall object to HNRC's extraction and removal, at any time and from time to time, for use in connection with the Landfill Project, of: (i) Clay Reserves situated in deposits in the ground underlying Unpatented Claims encompassed within the SFPMC Leased Property, or (ii) Clay Reserves originally mined or extracted from Unpatented Claims and situated or to be situated in Stockpiles either upon Unpatented Claims or Fee Property encompassed within the SFPMC Leased Property.

               (3)  Transfer of Ownership. As between the Parties and subject to
                    ---------------------
Applicable Law and necessary BLM approvals, ownership of Clay Reserves that HNRC removes from either the Hospah Owned Property or the SFPMC Leased Property, for use in connection with the Landfill Project, shall be deemed transferred unto HNRC upon such removal. HNRC shall assume all accrued and unaccrued Reclamation and Environmental Responsibilities with respect to Clay Reserves that it removes from the Hospah Owned Property or the SFPMC Leased Property, pursuant to this
Section  6.7,  for  use  in  connection  with  the  Landfill  Project.

               (4)  Limitation on Removal Rights.  Notwithstanding any provision
                    ----------------------------
of this Agreement to the contrary, HNRC shall not remove Clay Reserves from the Hospah Owned Property or the SFPMC Leased Property unless, immediately following such removal, there will remain sufficient Clay Reserves in or upon the Hospah Owned Property and/or the SFPMC Leased Property to satisfy Hospah's and SFPMC's minimum requirements for Clay needed in the construction of then currently planned leach pads or other uses consistent with operating the Mesquite Mine, including, but not limited to reclamation responsibilities.

          B.   Disclaimer  and Licenses.  The provisions of Section 9.3 and 9.10
               ------------------------
of this Agreement, pertaining to disclaimers and Licenses, are applicable to the provisions of this Article VI and the use and ownership of Clay hereunder.

          C.   Covenants  of  Non-Interference.  In  the  event that HNRC enters
               -------------------------------
upon the SFPMC Leased Property or the Hospah Owned Property for purposes of mining or removing Clay Reserves pursuant to the provisions of this Article VI, HNRC covenants that it shall not materially interfere with or cause a Material Adverse Effect upon the operations of the Mesquite Mine.

          D.   Solicitation of Bid from Hospah and SFPMC. In the event that HNRC
               -----------------------------------------
intends, pursuant to the provisions of this Article VI, to mine any previously unextracted Clay Reserves, HNRC shall seek bids from Hospah and SFPMC for the contract mining of such Clay. HNRC shall be under no obligation to accept Hospah's and SFPMC's bid. HNRC shall have the right, at its sole and absolute discretion, to elect to conduct such mining operations itself or through a third party contractor of its selection, regardless of whether the bid of such contractor is higher, lower or the same as Hospah's or SFPMC's bid.

          E.   Removal  of  Clay  for  Testing  Purposes.  Notwithstanding  any
               -----------------------------------------
provision of this Agreement to the contrary, HNRC shall have the right, at any time and from time to time, to enter upon the SFPMC Leased Property or the Hospah Owned Property and to remove Clay from any Clay Reserves for testing purposes provided that HNRC shall not materially interfere with the operations of the Mesquite Mine.

          F.   Prohibition  on Excavations in Active Cold Pits.  Notwithstanding
               -----------------------------------------------
any provision of this Agreement to the contrary, HNRC shall not mine Clay from a pit upon either the Hospah Owned Property or the SFPMC Leased Property, in which Hospah or SFPMC is actively conducting gold mining operations, without the prior written consent of the Party conducting such operations, which consent shall not unreasonably be withheld.

     6.8  Records  of  Clay Origin.  In  accordance  with  past practices at the
          ------------------------
Mesquite Mine, Hospah and/or SFPMC shall keep and maintain reasonably accurate records of the site of origin (prior to the extraction from the ground) of all Clay that, subsequent to the Closing Date, is mined from or stockpiled upon, the Hospah Owned Property or the SFPMC Leased Property. Such records shall be kept in accordance with the standards and procedures, for the purposes and subject to the rights of HNRC set forth and described in Section 5.5 B of this Agreement (relative to record keeping with respect to the site of origin of Overburden).

                                   ARTICLE VII

                            SPENT ORE AND LEACH PADS
                            ------------------------

     7.1  Ownership  and  Reclamation  Responsibilities.  Pursuant  to the Asset
          ---------------------------------------------
Exchange Agreement and Section 3.1 of this Agreement, all Ore, Spent Ore and associated materials situated upon the leach pads on the SFPMC Leased Property as of the Closing Date shall be conveyed to SFPMC at the Closing. However, HNRC shall retain ownership of the pads and real property on which such Ore, Spent Ore and associated materials are located, subject to SFPMC's leasehold interest under the SFPMC Lease. As between the Parties, ownership of all Ore, Spent Ore and associated materials placed upon the leach pads on the SFPMC Leased Property subsequent to the Closing Date shall reside exclusively in SFPMC and/or Hospah. Ownership of Ore, Spent Ore and associated materials located or to be located upon the leach pads on the SFPMC Leased Property shall be deemed transferred to HNRC only in the specific circumstances and pursuant to the express provisions set forth in this Article VII. HNRC shall retain all Reclamation and Environmental Responsibilities (if any), with respect to Ore, Spent Ore and associated materials situated, as of the Closing Date, upon the leach pads on the SFPMC Leased Property, that had accrued and that were legally required to be performed and completed prior to the Closing Date. SFPMC shall and does hereby assume all other accrued and unaccrued Reclamation and Environmental Responsibilities, now existing or arising in the future, with respect to Ore, Spent Ore and associated materials situated, as of the Closing Date, upon the leach pads on the SFPMC Leased Property. SFPMC shall also bear and assume all Reclamation and Environmental Responsibilities with respect to Ore, Spent Ore and associated materials placed upon the SFPMC Leased Property by SFPMC, its agents or contractors subsequent to the Closing Date. Notwithstanding the ownership of such assets, Reclamation and Environmental Responsibilities with respect to Ore, Spent Ore and associated materials shall be deemed transferred to HNRC only in the specific circumstances and pursuant to the express provisions of this Article VII. SFPMC shall, upon a written request from HNRC to the Mesquite Mine Manager and the Vice President of Operations for SFPMC, confirm whether a particular, portion of Ore on a leach pad or elsewhere, is then considered by SFPMC and Hospah to be Spent Ore. If SFPMC does not reply to the request within 45 days, the Ore shall be deemed to be Spent Ore.

     7.2  Operation  of  Leach  Pads.
          --------------------------

          A.   Location  of  Pads.  In  the  event  that  any new leach pads are
               ------------------
required in connection with the operation of the Mesquite Mine, SFPMC shall construct such new leach pads, if reasonably practicable, upon the SFPMC Leased Property. If necessary to the efficient treatment of Ore, Hospah and SFPMC shall have the right to construct and operate new leach pads upon the Hospah
Owned Property. Similarly, in the event that SFPMC or Hospah desires to stockpile Ore on property not covered by leach pads, SFPMC shall stockpile such Ore, to the extent reasonably practicable, upon the SFPMC Leased Property. However, if necessary to the efficient treatment of Ores, Hospah and/or SFPMC may establish such Stockpiles of Ore upon the Hospah Owned Property.

          B.   Records  of Ore Origin.  In accordance with past practices at the
               ----------------------
Mesquite, Mine, Hospah and/or SFPMC shall keep and maintain reasonably accurate records of the site of origin (prior to extraction from the ground) of all Ore that, subsequent to the Closing Date, is mined from or stockpiled upon the Hospah Owned Property or the SFPMC Leased Property. Such records shall be kept in accordance with the standards and procedures, for the purposes and subject to the rights of HNRC set forth and described in Section 5.5 B of this Agreement (relative to record keeping with respect to the site of origin of Overburden).

     7.3  Rights and Obligations of the Parties Following Cessation of Leaching.
          ---------------------------------------------------------------------

          A.   Applicable  Law.  Within  a  reasonable  period of time following
               ---------------
cessation of leaching operations upon any particular leach pad, and in accordance with a schedule that benefits gold recoveries and does not, adversely affect ongoing operations of the Mesquite Mine, SFPMC shall rinse and neutralize the Spent Ore upon the pad at issue in accordance with the terms, conditions and requirements of applicable Licenses and Applicable Law. Upon completion of all required rinsing and neutralization, SFPMC shall provide to HNRC SFPMC's written certification, certifying that the leach pad has been rinsed and neutralized in full compliance with all requirements of applicable Licenses and Applicable Law (a "Leach Pad Certification"). If agreed upon in advance by the Parties, HNRC or its agents may perform any or all rinsing and neutralization operations on behalf of SFPMC. In that event, SFPMC shall, after receipt of a sufficient written invoice, reimburse to HNRC all costs and expenses incurred by HNRC in rinsing and neutralization of the Spent Ore in accordance with the requirements of applicable Licenses and Applicable Law (exclusive of Incremental Costs incurred by HNRC as a result of any election by HNRC to rinse and neutralize the Spent Ore to a standard in excess of that required by applicable Licenses and Applicable Law), In the event that HNRC or its agents perform all rinsing and neutralization functions with respect to a particular leach pad, HNRC shall be required to provide to SFPMC HNRC's Leach Pad Certification for that leach pad.

          B.  Surrender  of  the  Leach  Pad  from  the  SFPMC Lease.  Following
              ------------------------------------------------------
receipt of a Leach Pad Certification, HNRC, its agents and representatives shall have the right to enter upon the SFPMC Leased Property for purposes of inspecting and testing the leach pad and Spent Ore at issue. In connection with such inspection, HNRC shall have the right to remove samples of the Spent Ore for off-site testing. HNRC shall also have the right, but not the obligation, to perform testing of the Spent Ore on-site. In the event that HNRC confirms that the facts and statements contained in the Leach Pad Certification are true and correct in all respects, and that SFPMC has complied with all conditions prerequisite to the issuance of the Leach Pad Certification, the leach pad at issue shall be surrendered from the SFPMC Lease and the Spent Ore on the pad shall be conveyed to HNRC. Hospah and SFPMC shall execute and deliver to HNRC a quitclaim deed and bill of sale, conveying, unto HNRC all of Hospah's and SFPMC's right, title and interest in and to the leach pad at issue, the real property on which the leach pad is situated and all Spent Ore and other materials situated upon the leach pad. Thereafter, the SFPMC Lease shall be deemed terminated as to the leach pad and real property at issue. Notwithstanding the execution and delivery of the quitclaim deed or the bill of sale described above, SFPMC shall not be relieved of or released from any Reclamation and Environmental Responsibilities with respect to the leach pad, real property, Spent Ore or other materials at issue. HNRC shall assume such Reclamation and Environmental Responsibilities only under the circumstances and subject to the terms and conditions expressly set forth in Section 7.3D of this Agreement.

          C.  Right  of  HNRC to Request Further Rinsing and Neutralization.  At
              -------------------------------------------------------------
any time and from time to time following cessation of leaching operations upon any particular leach pad, HNRC may provide to SFPMC a written request that SFPMC conduct rinsing and neutralization of the Spent Ore on the pad at issue in excess of or in addition to the rinsing and neutralization that is required by applicable Licenses and Applicable Law. Such requested rinsing and neutralization of Spent Ore in addition to or in excess of that required by applicable Licenses or Applicable Law shall be referred to hereinafter as "supplemental rinsing, and neutralization." HNRC may request supplemental rinsing and neutralization either prior or subsequent to the conduct of the rinsing and, neutralization operations described above in Section 7.3 A or the surrender of the leach pad at issue from the SFPMC Lease. HNRC's request shall specify the particular methods, procedures or standards that HNRC desires to be applied or followed in connection with the supplemental rinsing and neutralization. The supplemental rinsing and neutralization of Spent Ore may benefit SFPMC and/or Hospah through greater gold recoveries. In the event that SFPMC agrees to conduct the supplemental rinsing and neutralization requested by HNRC, HNRC shall reimburse to SFPMC, upon receipt of a sufficient invoice, all Incremental Costs incurred by SFPMC as a result thereof. In other words, HNRC shall reimburse to SFPMC the costs and expenses incurred by SFPMC in conducting supplemental rinsing and neutralization requested by HNRC, to the extent that such costs and expenses exceed those that SFPMC would have incurred had it merely rinsed and neutralized the Spent Ore in accordance with the requirements of applicable Licenses and Applicable Law. The value of any gold recovered by SFPMC as a result of the conduct of supplemental rinsing and neutralization shall constitute an offset against, and shall accordingly reduce, the Incremental Costs reimbursable to SFPMC. Within 45 days following HNRC's written request for supplemental rinsing and neutralization, SFPMC shall provide to HNRC a written notice either agreeing or declining to perform the supplemental rinsing and neutralization requested by HNRC. If SFPMC shall fail to deliver such notice within such time, it shall be deemed to have declined to undertake such activities. SFPMC shall agree to perform the supplemental rinsing and neutralization if it possesses the necessary capabilities and if doing so will not interfere with or create a Material Adverse Effect upon the ongoing operations of the Mesquite Mine. In the event that SFPMC is unable to perform the supplemental rinsing and neutralization requested by HNRC, HNRC shall have the right, at its sole discretion and cost, to perform such supplemental rinsing and neutralization itself or through an agent or contractor of its selection, in which event HNRC shall be entitled to retain, for its own account, all gold recovered as a result of the supplemental rinsing and neutralization.

          D.   Rights  of  HNRC  to Remove Spent Ore.  Subject to Applicable Law
               -------------------------------------
and HNRC obtaining any required Licenses or BLM approvals, HNRC shall have the right, at any time and from time to time, and at its sole discretion and cost, to remove from the leach pads for use in connection with the Landfill Project, Spent Ore that has been rinsed, certified and conveyed by SFPMC to HNRC pursuant to the provisions of this Section 7.3. HNRC shall assume Reclamation and Environmental Responsibilities only with respect to. Spent Ore that it actually removes from the leach pads for use in connection with the Landfill Project. Upon receipt of a sufficient invoice from SFPMC, HNRC shall reimburse to SFPMC any Incremental Costs that SFPMC incurs as a result of HNRC's removal of Spent Ore from the leach pads. HNRC shall assume Reclamation and Environmental Responsibilities with respect to the leach pads and associated real property only in the event and to the extent that such leach pads and real property are actually occupied by HNRC and incorporated by construction into the Landfill Project.

     7.4  Spent  Ore  Situated  Upon  the  Hospah  Owned  Property.  Within  a
          --------------------------------------------------------
reasonable period of time following the cessation of leaching or other processing, operations with respect to Spent Ore situated upon the Hospah Owned Property (whether situated upon leach pads or otherwise), Hospah and/or SFPMC shall rinse and neutralize the Spent Ore at issue in accordance with the procedures, requirements and provisions set forth in Section 7.3 of this Agreement (including without limitation provisions pertaining to the rinsing, neutralization, inspection, testing, certification and supplemental rinsing and neutralization of Spent Ore), provided that title to the Spent Ore at issue shall be conveyed to HNRC only in the circumstances and pursuant to the terms and conditions set forth in this Section 7 4. HNRC shall have the right, at its sole and absolute discretion and without charge or payment of any kind to SFPMC or to Hospah, at any time and from time to time prior to a date 86 years after the Closing Date, to enter upon the Hospah Owned Property and to remove all or any portion of the Spent Ore situated thereon that has been rinsed and neutralized in accordance with the provisions of this Section 7.4. HNRC shall assume Reclamation and Environmental Responsibilities only with respect to such Spent Ore that HNRC actually removes from the Hospah Owned Property. Hospah (as to Spent Ore remaining upon the Hospah Assets) and SFPMC (as to Spent Ore remaining upon the SFPMC Assets) shall retain all Reclamation and Environmental Responsibilities with respect to all other Spent Ore remaining upon the Hospah-Owned Property. HNRC shall not be deemed to have assumed any Reclamation and Environmental Responsibilities with respect to the leach pads or other real property encompassed within the Hospah Owned Property upon which such Spent Ore was situated prior to removal thereof by HNRC. Upon receipt of a sufficient invoice, HNRC shall reimburse to Hospah and SFPMC any Incremental Costs that such Parties incurs as a result of HNRC's removal of Spent Ore from the Hospah Owned Property pursuant to this Section 7.4. Title to such Spent Ore shall pass to HNRC only upon the removal thereof by HNRC from the Hospah Owned Property pursuant to the provisions of this Section 7.4 upon the acquisition of such Spent Ore pursuant to the provisions of Section 3.7 of this, Agreement (following exercise of HNRC's Purchase Option).

     7.5  Rights to Terminate SFPMC Lease as to Leach Pads.  Notwithstanding any
          ------------------------------------------------
provision of this Agreement to the contrary, HNRC shall have the right, at any time and from time to time and in its sole and absolute discretion, to terminate the SFPMC Lease as to any leach pad and the real property associated therewith, by providing to SFPMC reasonable advance written notice of termination (which notice shall set forth the effective date of the termination), provided that the effective date of termination is: (i) subsequent to the Primary Term, or (ii) after Ore placed on the leach pad has reached design load capacity and further leaching thereof is no longer economic, or (iii) more than five years following cessation of regular applications of solution reagent for leaching purposes upon the leach pad. In the event of such a termination, HNRC shall pay unto SFPMC any damages that SFPMC incurs in connection with the loss of prospective profits from recoverable gold left on thee pad. The calculation of such loss of prospective profits shall be based upon: (i) all reasonably anticipated operating, processing, treatment, storage, transportation, smelting, refining, and related or incidental costs, (ii) a good faith estimate of the timing of anticipated processing operations and gold recovery; (iii) a reasonable estimate as to the value of contained and recoverable gold left, on the pad; and (iv) application of a reasonable discount rate to determine the present value of both operating costs and revenues from recovered gold. The value of the contained and recoverable gold left on the pad shall conclusively be determined based upon the final quotation for gold on the London Metal Exchange (commonly referred to as the "second London fixing," the "London fixing p.m." or the "final London quote") on the first day on which the London Metal Exchange is open for trading following the date of HNRC's written notice of termination, as such price is published by Metals Week, the Wall Street Journal or other publication of
               ------------        ---------------------
comparable reliability. If trading on the London Metal Exchange shall be discontinued, the applicable spot price of gold shall be determined based upon a comparable quotation, reasonably acceptable to both Parties. In the event that, pursuant to the provisions of this Section 7.5, HNRC terminates the SFPMC Lease with respect to a leach pad not loaded to capacity and upon which SFPMC desires to load and process additional Ore, as soon as practicable following the provision of HNRC's written notice of termination, SFPMC shall commence and thereafter diligently proceed with the construction, and commissioning of a new leach pad. In that case, HNRC shall also reimburse unto SFPMC, upon receipt of a sufficient invoice, all Incremental Costs, if any, incurred by SFPMC in connection with the construction and operation of the new leach pad (or the portion thereof needed to treat a quantity of Ore equivalent to the unused Ore capacity of the terminated leach pad), including without limitation any Incremental Costs relating to delays in operations in the event that the new leach pad is not ready for Ore loading at the time that SFPMC is required (by HNRC's termination notice) to cease the loading of Ore upon the terminated leach pad. Upon termination of the SFPMC Lease with respect to a leach pad pursuant to the provisions of this Section 7.5, SFPMC shall rinse and neutralize the Spent Ore upon the leach pad in accordance with the procedures and provisions set forth in Section 7.3 of this Agreement. The rights and obligations of the Parties with respect to the rinsing and neutralization of such Spent Ore shall be the same as those set forth in Section 7.3 of this Agreement. Following a partial termination of the SFPMC Lease pursuant to this Section 7.5, SFPMC, shall execute and deliver unto HNRC a quitclaim deed and bill of sale, in form and substance .reasonably satisfactory to HNRC, conveying and transferring unto HNRC all of SFPMC's right, title and interest in and to the leach pad and associated real property at issue and all Spent Ore and other materials situated thereon. Notwithstanding such conveyance, SFPMC shall not be relieved of or released from any Reclamation and Environmental Responsibilities with respect to the Spent Ore, material, leach pad or real property at issue. HNRC shall assume Reclamation and Environmental Responsibilities only with respect to Spent Ore that HNRC actually removes from the leach pads. HNRC shall assume Reclamation and Environmental Responsibilities with respect to the leach pads and associated real property, at issue only if, and to the extent, that HNRC occupies the real property and incorporates it by actual construction into the Landfill Project.

     7.6  Prohibition  on  Transfers.  Except  as  expressly  set  forth in this
          --------------------------
Agreement to the contrary, neither Hospah nor SFPMC shall transfer to any third party any right, title or interest in or to any Spent Ore located or to be located upon either the Hospah Owned Property or the SFPMC Leased Property, or, subject to BLM's right, if any, to sell or otherwise dispose of such material, allow the removal or use of such Spent Ore by third parties.

                                  ARTICLE VIII

                      OPERATION AND MAINTENANCE OF FENCING
                      ------------------------------------
          MONITORING FACILITIES AND SURFACE RUNOFF DRAINAGE FACILITIES
          ------------------------------------------------------------

     8.1  Fencing.  Pursuant to the Asset Exchange Agreement and Articles II and
          -------
III of this Agreement, HNRC has conveyed unto Hospah and/or SFPMC ownership of all mine fencing situated upon the Hospah Owned Property as of the Closing Date and has leased unto SFPMC all mine fencing situated upon the SFPMC Leased
Property as of the Closing Date During the SFPMC Lease Term, SFPMC shall maintain and repair all mine fencing situated upon the SFPMC Leased Property. During the Option Period, Hospah (as to mine fencing constituting or situated upon the Hospah Assets) and SFPMC (as to mine fencing constituting or situated upon the SFPMC Assets) shall maintain and repair all mine fencing situated upon the Hospah Owned Property. Additionally, prior to commencement of Commercial Landfill Operations, SFPMC shall maintain and repair all mine fencing situated upon the HNRC Retained Property, to the extent required by Licenses applicable to the operation of the Mesquite Mine. HNRC shall have the right, at its sole and absolute discretion and at any time and from time to time during the SFPMC Lease Term, to enter upon the SFPMC Leased Property for purposes of improving or adding to fencing, as may be necessary or convenient to the permitting or operation of the Landfill Project. At any time and from time to time during the Option Period, HNRC shall have the right, at its sole and absolute discretion, to enter upon the Hospah Owned Property for purposes of improving or adding to fencing, as may be necessary or convenient to the permitting or operation of the Landfill Project. Each of the Parties shall bear its own costs relating to the maintenance, repair or improvement of fencing.

     8.2 Monitoring Facilities. Pursuant to the Asset Exchange Agreement and Articles III and IV of this Agreement, HNRC has conveyed unto Hospah and/or SFPMC ownership of all Monitoring Facilities situated on the Hospah Owned Property as of the Closing Date and has leased unto SFPMC all Monitoring Facilities situated on the SFPMC Leased Property as of the Closing Date. During the SFPMC Lease Term, SFPMC shall operate and maintain all

Monitoring Facilities situated upon the SFPMC Leased Property and Hospah (as to monitoring Facilities constituting or situated upon Hospah Assets) and SFPMC (as to Monitoring Facilities constituting or situated upon SFPMC Assets) shall operate such facilities on the Hospah Owned Property. Hospah and SFPMC may, at their discretion, operate and maintain, or shall allow HNRC to operate and maintain all such Monitoring Facilities upon Hospah Owned Property during the Option Period. Additionally, prior to commencement of Commercial Landfill Operations, SFPMC shall operate and maintain all Monitoring, Facilities situated upon the HNRC Retained Property, to the extent required by Licenses applicable to the operation of the Mesquite Mine. Subject to the prior written approval of Hospah (as to Monitoring Facilities constituting or situated upon the Hospah Assets) and /or of SFPMC (as to Monitoring Facilities constituting or situated upon the SFPMC Assets), which approval shall not be unreasonably withheld, HNRC shall have the right to construct, operate and maintain new Monitoring Facilities on the SFPMC Leased Property or on the Hospah Owned Property, for use in conjunction with the planning, permitting, construction, or operation of the Landfill Project. HNRC shall be the owner of such Monitoring Facilities. Except as set forth in the preceding sentence to the contrary, each of the Parties shall bear its own costs and expenses with respect to the construction, operation and maintenance of Monitoring Facilities.. The Parties agree to share all Information generated by or in connection with the operation of their respective Monitoring Facilities, regardless of whether such Information is generated prior or subsequent to the Closing Date. Additionally, each Party shall provide the other Parties with access to its Monitoring Facilities and the right to take measurements and gather Information therefrom, provided that the Party using such Monitoring Facilities shall reimburse to the Party, that owns the Monitoring Facility at issue (the "Owning Party") all Incremental Costs incurred by the Owning Party as a result of the use of its Monitoring Facilities. The Parties make no representations or warranties whatsoever, and expressly disclaim, the truth, accuracy, completeness or representative nature of any Information whatsoever supplied or to be supplied pursuant to the provisions of this Section 8.2.

     8.3  Surface  Runoff  Drainage  Facilities.  Pursuant to the Asset Exchange
          -------------------------------------
Agreement and Articles III and IV of this Agreement, HNRC has conveyed unto Hospah and/or SFPMC ownership of all Surface Runoff Drainage Facilities situated upon the Hospah Owned Property as of the Closing Date and has leased to SFPMC all Surface Runoff Drainage Facilities situated upon the SFPMC Leased Property as of the Closing Date. During the SFPMC Lease Term, SFPMC shall operate and maintain all Surface Runoff Drainage Facilities situated upon the SFPMC Leased
Property and Hospah (as to Surface Runoff Drainage Facilities constituting or situated upon Hospah Assets) and SFPMC (as to Surface Drainage Runoff Facilities constituting or situated upon SFPMC Assets) shall operate such facilities on the Hospah Owned Property. During the Option Period, Hospah and/or SFPMC may, at their discretion, operate and maintain, or shall allow HNRC to operate and maintain, all Surface Runoff Drainage Facilities situated upon the Hospah Owned Property. Additionally, prior to commencement of Commercial Landfill Operations, SFPMC shall operate and maintain all Surface Runoff Drainage Facilities situated upon the HNRC Retained Property, to the extent required by Licenses applicable to the operation of the Mesquite Mine and HNRC hereby grants to SFPMC such rights of access to such facilities as may be reasonably necessary to so operate and so maintain such facilities. Neither Hospah nor SFPMC shall make any Alterations or Additions to Surface Runoff Drainage Facilities or construct any new Surface Runoff Drainage Facilities without obtaining the prior written approval of HNRC, which approval shall not be unreasonably withheld. In the event that Hospah and/or SFPMC desires to make any such Alterations or Additions or to construct any new Surface Runoff Drainage Facilities, Hospah (as to Surface Runoff Drainage Facilities constituting or situated upon Hospah Assets) and SFPMC (as to Surface Drainage Facilities constituting or situated upon SFPMC Assets) shall provide written notice of its intentions to HNRC, setting forth in detail the location, scope and design of the planned facilities. HNRC shall have the right to require Hospah (as to Surface Runoff Drainage Facilities constituting or situated upon Hospah Assets) and SFPMC (as to Surface Drainage Facilities constituting or situated upon SFPMC Assets) to modify the- location or design of any such facility, to the extent reasonably necessary to ensure consistency with drainage plans for the Landfill Project Any such modifications required by HNRC shall be planned so as not to adversely affect drainage with respect to the Mesquite Mine. Additionally, upon receipt of a sufficient invoice, HNRC shall reimburse to Hospah and/or SFPMC any Incremental Costs incurred by such Parties in the construction or operation of its Surface Runoff Drainage Facilities so as to comply with modifications required by HNRC. HNRC shall indemnify the Hospah Indemnitees against any Losses resulting from Third Party Claims that relate to drainage problems at the Mesquite Mine that are caused by the construction or operation by HNRC of the Landfill Project or associated facilities Except as set forth in this Section 8.3 to the contrary, each. of the Parties shall bear its own costs with respect to the construction, operation and maintenance of Surface Runoff Drainage Facilities.

                                   ARTICLE IX

                                  MISCELLANEOUS
                                  -------------

     9.1  Emission_  Offsets.  At such time as Hospah and SFPMC elects, in their
          ------------------
sole and absolute discretion, to permanently close and shut down the Mesquite Mine, HNRC shall be entitled to utilize any resulting air emission source offsets and, upon request by HNRC, Hospah and SFPMC shall deliver to HNRC a duly executed instrument of conveyance, in form and substance reasonably satisfactory to HNRC, transferring unto HNRC such air emission source offsets. Prior thereto, all permitted emission offsets not utilized in connection with the Mesquite Mine shall be made available to HNRC without charge for the benefit of the Landfill Project. The covenants set forth in this Section 9.1 shall be subject to Applicable Law and HNRC obtaining any necessary Licenses.

     9.2  Desert  Tortoises
          -----------------

          A.   Tortoise Mitigation _Credits.  Subject to Applicable Law and HNRC
               ----------------------------
obtaining any necessary Licenses, mitigation credits relating to the taking of desert tortoises or their habitat that had already been earned or acquired as of the Closing Date, so as to allow the conduct of operations upon certain land, shall stay in place and continue to apply notwithstanding the change in intended use, of such lands from purposes relating to the Mesquite Mine to purposes relating to the Landfill Project.

          B.   Taking  of  Tortoises.  In  the event that any desert tortoise or
               ---------------------
other endangered or threatened species is killed, relocated or otherwise "taken" (within the meaning of the Endangered Species Act and the regulations promulgated thereunder) as a result of either the actions of Hospah, SFPMC, or their respective employees, agents or representatives or the operations of the Mesquite Mine, Hospah and/or SFPMC, as applicable, shall be solely responsible therefor and shall indemnify and hold harmless the HNRC Indemnitees from and against all Losses, including without limitation Losses resulting from Third Party Claims, that arise out of or relate to such killing, relocation or taking. In the event that any desert tortoise or other endangered or threatened species is killed, relocated or otherwise "taken" (within the meaning of the Endangered Species Act and the regulations promulgated thereunder) as a result of either the actions of HNRC, its employees, agents or representatives or the operations of the Landfill Project, HNRC shall be solely responsible therefor and shall indemnify and hold harmless the Hospah Indemnitees from and against all Losses, including without limitation Losses resulting from Third Party Claims, that arise out of or relate to, such killing, relocation or taking. The Parties shall consult and cooperate with each other, and take such other actions_ as may be reasonably necessary, to ensure that neither the BLM, nor the United States Fish and Wildlife Service nor any other government agency attempts to hold a Party partially or wholly responsible for the killing, relocation or taking of wildlife, if such killing, relocation or taking is the responsibility of another Party pursuant to the provisions of this
Section  9.2B.

     9.3  Cooperation  Relative  to  Licenses.  Each  of  the  Parties  shall be
          -----------------------------------
responsible to obtain and maintain all Licenses required with respect to its own operations. However, each of the Parties covenants to cooperate in all reasonable ways with efforts by each other Party to obtain or maintain Licenses, including without limitation, at the request and subject to the direction of the Party seeking to obtain or maintain a License, by the execution and filing of documents, consents or other instruments. Each of the Parties covenants not to oppose, challenge, appeal or interfere with any efforts by each other Party to obtain or maintain any License. The Parties shall cooperate with each other in all reasonable ways in approaching the BLM and other permitting agencies relative to the separation and operation of the Mesquite Mine and the Landfill Project, the joint use of certain lands and Improvements and any and all other matters arising pursuant to this Agreement.

     9.4  Prohibition  on  Development  of Landfill of Hospah or SFPMC.  Hospah,
          ------------------------------------------------------------
SFPMC, and their respective Affiliates and the respective successors and assigns shall_ be strictly prohibited from developing or operating a commercial waste disposal facility on the Hospah Owned Property or the SFPMC Leased Property or any portion thereof without the prior written consent of HNRC, which consent may be freely withheld.

     9.5  Invoices and Audits.  Any  invoice for reimbursement provided pursuant
          -------------------
to this Agreement shall set forth, in reasonable detail, an accounting of all costs and expenses incurred by the Party seeking reimbursement. The invoice shall describe, by date, the specific actions or tasks undertaken or performed, the hours worked, the personnel or contractor performing the work and the costs or expenses incurred in connection with each entry. With respect to work performed by a Party's own employees, the amount charged shall not exceed the Party's actual out-of-pocket costs and the documented cost to it of the employee's time, based solely upon the direct costs of the employee's wages and benefits. The Parties shall not charge for overhead, administration or any portion of general expenses associated with their respective operations. With respect to work performed by or payments to third parties, all invoices shall be accompanied by receipts and sufficient evidence of payment. A Party required pursuant to this Agreement to pay to another Party any reimbursement, including without limitation reimbursements relating to Incremental Costs, shall have the right, at its sole and absolute discretion and at its sole cost, to conduct or cause to be conducted, during normal business hours, an audit of the financial books and records of the Party seeking reimbursement, to the extent and in a manner reasonably necessary to confirm or determine the proper amount of the reimbursement.

     9.6 Notices. All notices and other communications under this Agreement shall been in writing (including telex or similar writings) and shall be deemed given when delivered in person, sent by registered mail (return-receipt requested) or sent by cable, telex, telegram, facsimile transmission, or reputable overnight service, to the Parties at the following addresses (or to such address as a Party may have specified by notice given to the other Parties pursuant to this provision):

               (i)  If  to  HNRC:

                    c/o  Hanson  Industries
                    99  Wood  Avenue  South
                    Iselin,  New  Jersey  08830
                    Attention:  General  Counsel

                    with  a  copy  to:

                    Manager,  Mesquite  Regional  Landfill
                    444  S  8th  Street
                    El  Centro,  CA  92243

               (ii) If  to  Hospah:

                    Hospah  Coal  Corporation
                    6200  Uptown  Boulevard,  N.E.
                    Albuquerque,  New  Mexico  87110
                    Attention:  General  Counsel

                    with  a  copy  to:

                    Manager,  Mesquite  Mine
                    6502  E.  Highway  78
                    Glamis,  CA  92227-9306

              (iii) If  to  SFPMC:

                    Santa Fe Pacific Minerals Corporation
                    6200  Uptown  Boulevard,  N.E.
                    Albuquerque,  New  Mexico  87110
                    Attention:  General  Counsel

                    with  a  copy  to:

                    Manager,  Mesquite  Mine
                    6502  E.  Highway  78
                    Glamis,  CA  92227-9306

     9.7  Patents.  Any  decision  to apply to the BLM for patents to Unpatented
          -------
Claims encompassed within the Hospah Owned Property shall be made by Hospah, in its sole and absolute discretion. All costs and expenses associated with such a patent application shall be paid and borne exclusively by Hospah, provided that, in the event that Hospah applies for patents to Unpatented Claims encompassed within the Hospah-Owned Property pursuant to a written request from HNRC, HNRC shall reimburse to Hospah, upon receipt of a sufficient invoice, all costs and expenses incurred by Hospah in connection with such patent application. Either HNRC or (during the SFPMC Lease Term) SFPMC may elect to apply to the BLM for patents to Unpatented Claims encompassed within the SFPMC Leased Property, provided that the Party initiating such patent application shall pay and bear all costs and expenses associated therewith. HNRC shall not submit any patent application that will cause a foreseeable Material Adverse Effect upon the operations of the Mesquite Mine, as such operations are reflected in the mine plan filed with the BLM as of the date of filing of the patent application. At the request and subject to the direction of the Party filing or intending to file a patent application hereunder, each other Party shall take all reasonably practicable actions in support of such patent application, including without limitation by the execution and filing of documents, instruments and notices. Each of the Parties agrees not to object to, protest or adverse a patent application filed by another Party hereunder. Any patent issued with respect to the SFPMC Leased Property, the Hospah owned Property or the HNRC Retained Property shall become subject to the terms and conditions of this Agreement to, the same extent and in the same manner as the Unpatented Claims with respect to which patent is issued. Prior to applying to the BLM for a patent, to any Unpatented Claim encompassed within the Hospah Owned Property, Hospah shall obtain a written agreement with HNRC as to the Option Purchase Price that will be paid with respect to that claim in the event that HNRC exercises the Purchase Option with respect thereto.

     9.8  Confidentiality.  Each  of  the  Parties  covenants and agrees that it
          ---------------
shall protect as confidential any and all non-public Information that it obtains or acquires relative to the business, properties, finances or operations of each other Party as a result of or in connection with the Performance of this Agreement, and shall not give, disclose or make available any such Information to any third party or to the public generally without the prior written consent of the Party to whom the Information pertains (the "non-disclosing Party"), which consent shall, not be withheld unless the non-disclosing Party believes in good faith that the Information at issue is truly confidential or proprietary to its business or operations, except to the extent that such disclosure is required by Applicable Law or strictly necessary in connection with the conduct of the disclosing Party's own operations. No party shall have any obligation to seek the consent of the non-disclosing Party prior to disclosing pursuant to any corporate reporting in the ordinary course of business to its board of directors or shareholders any non-public Information that it obtains or acquires relative to the business, properties, finances or operations of the non-disclosing Party as a result of or in connection with the performance of this Agreement;
provided, however, that no Party shall disclose such Information to its directors or shareholders in such a fashion, unless required by Applicable Law and provided further that Hospah and SFPMC shall take such actions as are necessary to ensure that the confidentiality of such

Information is protected by their respective directors or shareholders to whom it is disclosed. The provisions of confidentiality set forth in, this Agreement are in addition to, and are not intended to replace or supersede, that certain Confidentiality Agreement dated September 15, 1992 between Hanson Industries and Santa Fe Pacific Corporation. The restrictions of confidentiality set forth in this Agreement shall apply throughout the SFPMC Lease Term and the term of the Purchase Option and so long thereafter as any of the rights or obligations of the Parties hereunder continue in effect.

     9.9  Memorandum.  The Parties shall execute and record a Memorandum of this
          ----------
Agreement with the Imperial County Clerk and Recorder's Office, which Memorandum may set forth any and all terms and conditions of this Agreement exclusive only of confidential financial matters. Additionally, each of SFPMC and Hospah shall have the right, in their discretion and at their sole cost, to file the Memorandum with the U.S. Department of Interior.

     9.10  Disclaimer.  THE  PARTIES  MAKE  NO  REPRESENTATIONS  OR  WARRANTIES
           ----------
WHATSOEVER, EXPRESSED OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY, SUITABILITY, OR FITNESS FOR A PARTICULAR PURPOSE, OR QUALITY, WITH RESPECT TO ANY ASSETS TRANSFERRED OR TO BE TRANSFERRED (BY HOSPAH OR BY
HNRC) PURSUANT TO THIS AGREEMENT, OR AS TO THE CONDITION OR WORKMANSHIP THEREOF OR THE ABSENCE OF ANY DEFECTS THEREIN, WHETHER LATENT OR PATENT. Additionally, subject to the provisions of Section 3.7 of this Agreement relative to the removal of Liens encumbering Selected Option Property prior to the Option Closing, the Parties make no representations or warranties whatsoever, expressed or implied, with respect to: (i) their right or power to convey any right, title or interest in or to any real or personal property transferred or to be transferred pursuant to this Agreement; (ii) the truth, accuracy, completeness or representative nature of any Information provided or to be provided by it, its agents or its representatives pursuant to this Agreement (iii) whether or not any action provided for or contemplated under this Agreement is in compliance with Applicable Law, and (iv) the Licenses that may be required to conduct any operation or take any action provided for or contemplated under this Agreement.

     9.11  Liens.  Each  of  the  Parties  shall  take  such  actions  as may be
           -----
reasonably necessary to ensure that its operations and activities do not result in any Liens upon any right, title or interest held by any other Party in or to any real or personal property; provided, however, nothing in this Section 9.11 shall prohibit the granting of Liens upon the granting Party's right, title or interest as permitted by and subject to the provisions of Section 4.12.

     9.12  Indemnities.
           -----------

          A.   By HNRC.  HNRC  shall  indemnify  and  hold  harmless  the Hospah
               -------
Indemnitees, from and against any and all Losses arising out of or resulting from:

               (i) any failure by HNRC to perform or comply with any of its covenants, obligations or agreements contained in this Agreement;

               (ii) any Third Party Claim arising out of the operations, actions or failures to act of HNRC or its agents upon or with respect to the properties subject to this Agreement; and

               (iii) any Third Party Claim relating to Reclamation and Environmental Responsibilities of HNRC under this Agreement.

          B.   By  Hospah.  Hospah  shall  indemnify  and hold harmless the HNRC
               ----------
Indemnitees from and against any and all Losses arising out of or resulting from:

               (i) any failure by Hospah to perform or comply with any of its covenants, obligations or agreements contained in this Agreement

               (ii) any Third Party Claim arising out of the operations, actions or failures, to act of Hospah or its agents upon or with respect_ to the properties subject to this Agreement and

               (iii) any Third Party Claim relating to Reclamation and Environmental Responsibilities of Hospah under this Agreement.

          C.   By  SFPMC.  SFPMC  shall  indemnify  and  hold  harmless the HNRC
               ---------
Indemnitees from and against any and all Losses arising out of or resulting from:

               (i) any failure by SFPMC to perform or comply with any of its covenants, obligations or agreements contained in this Agreement;

               (ii) any Third Party Claim arising out of the operations, actions or failure to act of SFPMC or its agents upon or with respect to the properties subject to this Agreement; and

               (iii) any Third Party Claim relating to Reclamation and Environmental Responsibilities of SFPMC under this Agreement.

          D.   Indemnities  Set  Forth in Other Provisions.  The indemnities set
               -------------------------------------------
forth in this Section 9.12 are in addition to other indemnities expressly set forth in other provisions of this Agreement and in Sections 13.1 and 13.2 of the Asset Exchange Agreement.

     9.13  Binding  Obligations;  SFPMC  Lease.
           -----------------------------------

          A.   Obligations.  Each  of  SFPMC  and  Hospah  shall  be jointly and
               -----------
severally liable for all Undertakings which are binding upon both of them, including without limitation Undertakings to be performed by Hospah and/or SFPMC, except to the extent that the specific provisions of this Agreement limit such joint and several liability. As used in this Agreement, "Undertakings" shall mean all obligations, terms, conditions, covenants, undertakings, indemnities, liabilities, responsibilities and agreements of Hospah and/or of SFPMC under this Agreement.

          B. Following the Closing, Hospah and SFPMC may enter into a Lease Agreement (the "Hospah Property Lease") pursuant to which Hospah would lease that portion of the Hospah Owned Property owned by Hospah to SFPMC. In such event, SFPMC, in its capacity as lessee of a portion of the Hospah Owned Property, would assume and perform all of Hospah's obligations and be entitled to exercise all of Hospah's rights and privileges under this Agreement. The Hospah Property Lease shall in no way increase the obligations or diminish the rights of HNRC under this Agreement. Termination or expiration of the Hospah Property Lease shall not release or relieve SFPMC from Undertakings, that accrue under this Agreement or under the Hospah Property Lease prior to the date of such termination or expiration. Termination or expiration of the Hospah Property Lease shall release and relieve SFPMC from Undertakings that accrue under this Agreement or under the Hospah Property Lease subsequent to the date of such termination or expiration. HNRC hereby consents to the granting of the Hospah Property Lease and the transactions contemplated thereunder. Upon entering into the Hospah Property, Lease, SFPMC and Hospah shall promptly provide to HNRC written notice thereof.

     9.14  Relationship to Asset Exchange Agreement.  In general, the provisions
           ----------------------------------------
of this Agreement are intended to supplement and coexist with the provisions of the Asset Exchange Agreement (relative to matters pertaining to the Mesquite Properties). However, in the event than any of the terms and conditions set forth in this Agreement conflict directly with the terms and conditions set forth in the Asset Exchange Agreement, the terms and conditions of this Agreement shall in all instances prevail and govern with respect to all matters pertaining to the Mesquite Properties. No provision of this Agreement shall be construed as intending to limit or abrogate in any way any provision of Sections
3.3 and 13.2 of the Asset Exchange Agreement, which (among various other provisions of the Asset Exchange Agreement) are intended to survive in full force and effect.

     9.15  Entire Agreement.  This Agreement (together with all of its Exhibits)
           ----------------
and the Asset Exchange Agreement (subject to the limitations set forth in Section 9.14 of this Agreement): (i) contain, and are intended, as a complete statement of all the terms of the arrangements of the Parties with respect to the matters provided for herein, (ii) supersede any previous agreements, written or oral, and understanding among the Parties with respect to those matters, and
(iii)  cannot  be  changed  or  terminated,  orally.

     9.16  Governing  Law.  Notwithstanding  any provision of the Asset Exchange
           --------------
Agreement to the contrary, this Agreement shall be governed by and construed in accordance with the laws of the State of California, without giving effect to conflicts of law principles. In particular, the Parties agree that the laws of the State of California shall govern the construction, interpretation and enforceability of this Agreement with respect to all matters pertaining to permissible time periods for the vesting of any right, title or interest in or to any real or personal property.

     9.17  Table  of  Contents  and Headings.  The table of contents and section
           ---------------------------------
headings of this Agreement and titles given to Exhibits to this Agreement are for reference purposes only and are to be given no effect in the construction or interpretation off this Agreement.

     9.18  Separability.  The invalidity or unenforceability of any provision of
           ------------
this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect. Additionally, in the event that any provision of this Agreement is finally determined, after exhaustion of any applicable appeals or appeal periods, to be unenforceable, that provision shall be revised so as to be enforceable under Applicable Law and so as best to reflect the intentions of the Parties hereunder.

     9.19  Waiver.  Any  Party  may  waive  compliance  by  the other Party with
           ------
respect to any provisions of this Agreement. No waiver of any provision shall be construed as a waiver of any other provision. No waiver shall be construed as an ongoing waiver with respect to subsequent events unless it expressly so provides. Any waiver must be in writing, signed by the waiving Party and recite the provision being waived.

     9.20  Binding Effect; Assignment.  This Agreement shall be binding upon and
           --------------------------
inure to the benefit of the Parties and their respective successors and permitted assigns. All of the terms and conditions of this Agreement shall be deemed to run with the land. Nothing in this Agreement shall create or be deemed to create any third party beneficiary rights of any person or entity not a Party to this Agreement. Subject to the terms and conditions set forth in this Section 9.20 or elsewhere in this Agreement, any of the Parties may sell or transfer to any third party any of its right, title or interest in or to this Agreement or the properties subject hereto, provided that any such sale or transfer of real property by Hospah or SFPMC shall be solely to a transferee who intends in good faith to use such real property for bona fide mining and related purposes. The transferring Party shall require the purchaser or transferee of such right, title or interest to agree to be bound by all the terms and conditions of this Agreement and to assume all (or a percentage equal to the undivided interest transferred) of the obligations and liabilities whatsoever of the transferring Party. Additionally, notwithstanding any provision of this Agreement or off the Asset Exchange Agreement to the contrary, no transfer or assignment of any right, title or interest in or to any of the real or personal property subject to this Agreement or in or to this Agreement itself, shall relieve or release the transferring or assigning Party from any of its liabilities or obligations arising under this Agreement. Any assignments or transfers by the Parties of any right, title or interest in or to any of the real or personal property subject to the terms and conditions of this Agreement shall be subject to the further express restrictions and limitations expressly set forth elsewhere in this Agreement or in the Asset Exchange Agreement.

     9.21  Right  of Cure.  In the event that any Party (the "defaulting Party")
           --------------
fails fully, timely or properly to perform any duty, obligation or covenant set forth in any provision of this Agreement, and such failure remains uncured for a Period of 30 days following the provision by the non-defaulting Party to the defaulting Party of a written notice detailing the failure, the non-defaulting Party shall have the right (in addition to any other rights or remedies provided elsewhere in this Agreement or otherwise available, at law or in equity, under Applicable Law), but not the obligation, to take such actions as the non-defaulting Party, in its sole and absolute discretion, may deem necessary or prudent to attempt to cure or commence to cure the failure and to enter upon all property of the defaulting Party for purposes relating thereto, in which case the defaulting Party shall reimburse to the non-defaulting party, upon receipt of a sufficient invoice, all costs and expenses incurred by the non-defaulting Party in curing or attempting to cure the failure; provided, however, that in an emergency a Party may take such action without the necessity of such prior notice (although such notice shall be given contemporaneously with or promptly after such actions). The provisions of this
Section 9.21 shall apply with respect to all duties, obligations and covenants arising under this Agreement, including without limitation those that pertain to the SFPMC Lease.

     9.22 Counterparts.  This Agreement may be executed in counterparts, each of
          ------------
which shall be an original, but which together shall constitute one in the same Agreement.

     9.23  Remedies.  The  remedies  and  relief set forth in this Agreement are
           --------
cumulative and not in the alternative and are in addition to any other remedies or relief that may otherwise be available to the Parties, at law or in equity. The Parties shall have the right to pursue any and all available remedies and relief, either sequentially or in concert.

     9.24  Further Assurances.  Upon request by any Party, the Parties covenant,
           ------------------
at any time and from time to time, to cooperate reasonably with each other and take all such further actions, including without limitation the execution and filing of additional instruments or documents, as may be reasonably necessary to carry out the intent, purposes and terms of this Agreement. Each of the Parties shall have the right to enter upon the properties of each other Party, to the extent reasonably necessary to perform any obligations or to exercise any right set forth in this Agreement.

     9.25  Perpetuities.  Notwithstanding any provision of this Agreement to the
           ------------
contrary, any right or option to acquire any interest in real or personal property under this Agreement must be exercised, if at all, so as to vest such interest in the acquirer within the time period allowed under Applicable Law.

     9.26  Quarterly  Meetings.  The  manager  o f each Party's operations shall
           -------------------
have the right to call a meeting upon no less than thirty (30) days prior written notice whenever it is deemed necessary for purposes of coordinating their respective operations and activities upon or with respect to the Mesquite Properties and for other purposes arising under or relating to the administration of this Agreement. Such quarterly meetings shall be held for so long as any of the rights or obligations of any of the Parties arising under this Agreement remain in effect. Such meetings shall be held at such places and times and on such specific dates as may be mutually agreeable to the Parties.

     9.27  Effective  Date.  This  Agreement  shall be deemed effective upon and
           ---------------
simultaneously  with  the  Closing.

     9.28  Disputes.  In  the  event  that  any  dispute  or disagreement arises
           --------
between the Parties with respect to this Agreement, or the transactions, operations or properties subject hereto or contemplated hereby, the Parties shall meet in a good faith attempt to resolve such dispute or disagreement, in a manner consistent with the objectives, intent and purposes set in Section 9.28 shall not be construed as limiting or abrogating other remedies, relief or forums for dispute resolution otherwise available to the Parties.

     IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized.

HANSON NATURAL RESOURCES COMPANY           HOSPAH COAL COMPANY
By:  Its General Partners:

     Gold Fields Mining Corporation        By:     /s/ K.T. Zitling
                                              ----------------------------------
By:/s/ Collon C. Kennedy                   Name:   K.T. Zitling
       ----------------------------        Title:  President
Name:  Collon C. Kennedy
Title: Vice President                      SANTA FE PACIFIC MINERALS CORPORATION


Cavenham Forest Industries, Inc.           By:__________________________________
                                           Name:________________________________
                                           Title:_______________________________
By:/s/ Collon C. Kennedy
       ----------------------------
Name:  Collon C. Kennedy
Title: Vice President


Cavenham Energy Resources, Inc.


By:/s/ Collon C. Kennedy
       ----------------------------
Name:  Collon C. Kennedy
Title: Vice President

                         AMENDMENT TO MINERAL LEASE AND
                       LANDFILL FACILITIES LEASE AGREEMENT

     THIS AMENDMENT TO MINERAL LEASE AND LANDFILL FACILITIES LEASE AGREEMENT ("Amendment") is to be effective as of April 24, 1995 by and between HANSON NATURAL RESOURCES COMPANY ("HNRC"), a Delaware general partnership, HOSPAH COAL COMPANY ("HOSPAH"), a Delaware corporation' and SANTA FE PACIFIC GOLD CORPORATION, a Delaware corporation, formerly known as Santa Fe Pacific Minerals Corporation ("SFPMC"). HNRC, Hospah and SFPMC are sometimes hereinafter individually and collectively referred to as the "Parties".

RECITALS:

     A. The Parties entered into a Mineral Lease and Landfill Facilities Lease Agreement dated June 25, 1993 ("Agreement") and

     B. The Parties desire to amend the Agreement in the manner set forth below.


     NOW, THEREFORE, in consideration of the premises and mutual agreements set forth herein the Parties agree as follows:

     1. Terms defined in the Agreement have the same meaning in this Amendment unless otherwise defined herein.

     2.   Section  2.3  is  added  immediately  after  Section  2.2  as  follows

     "2.3 Taxes. HNRC shall pay when due all taxes and assessments, including without limitation all real and personal property taxes, levied upon, assessed against or relating to the HNRC-Retained Property, or to any Improvements or personal property situated thereon, or Alterations and Additions thereto. If HNRC hereafter constructs facilities for the Landfill Project on the SFPMC Leased Property, HNRC shall be solely responsible for the payment of the increased amount of tax directly attributable to the new facilities."

     3. Section 3.10 B is amended by adding the following immediately after the last sentence thereof:

     "HNRC, using its best efforts, has determined that a lot line adjustment, approved by Imperial County, accomplishes the objectives of Section 3.10 A and satisfies the conditions of Section 3.10B. HNRC hereby requests that Hospah join in the execution and filing of the lot line adjustment application attached hereto, and Hospah agrees to join in such application. HNRC shall indemnify and hold' harmless the Hospah Indemnities from and against any and all Losses arising out of or resulting from HNRC's filing of a lot line adjustment application or any resulting alleged violation of the Subdivision Map Act in its efforts to accomplish the objectives of Section 3.10 A. Upon the approval of the lot line adjustment by the appropriate governmental agency for Imperial County, the Escrowed Deed shall be delivered to HNRC.

     Since the SFPMC Lease is a mineral lease, the Parties have concluded that pursuant to Sec. 66412 of the California Government Code, the Subdivision
     Map Act is inapplicable to the SFPMC Lease and the inclusion of any additional property within the SFPMC Lease."

     4.   Section 4.19 is amended in its entirety to read as follows:

     "Prohibition on Dumping on the Portion of the 220 Dump within the Landfill Footprint Neither SFPMC nor Hospah shall dump or stockpile any Ore, Spent Ore, Clay, Overburden or other materials on those portions of the "220 Dump", or any extension or expansion thereof, situated within the Landfill Footprint, except for the following:

          (i) inert materials (average 350 tons per year) to be disposed of by Hospah or SFPMC at the inert material landfill within the "220 Dump",

          (ii) the Overburden needed to cover the inert materials in accordance with applicable rules, regulations, and permits, and

          (iii) any, other materials expressly allowed by HNRC in writing after Hospah or SFPMC submits to HNRC a written proposal specifying the type and quantity of materials to be dumped, a description of where materials will be dumped (including a map), and any other information requested by HNRC after receiving SFPMC's written proposal. HNRC may, for any reason, within thirty (30) days after receipt of such proposal, reject Hospah or SFPMC's proposal. If HNRC allows Hospah or SFPMC to dump materials on any extension or expansion of the "220
          Dump" into the Landfill Footprint, the area encompassed by such extension or expansion shall become SFPMC Leased Property and shall be subject to all of the terms and conditions set forth herein."

     5. This Amendment shall be deemed to be an amendment to the Agreement, and the Agreement, as amended, is hereby ratified, approved and confirmed in each and every; respect. All references to the Agreement herein and in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Agreement as amended hereby.

     IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their respective duly authorized officers.

HANSON NATURAL RESOURCES COMPANY          HOSPAH COAL COMPANY

By   Its General Partners:                By:    /s/ Bruce D. Hansen
                                                 -------------------
                                          Name:  Bruce D. Handon
     Gold Fields Mining Corporation       Title: President

     Name:  /s/ Collon C. Kennedy         SANTA FE PACIFIC GOLD
            -------------------------     CORPORATION, formerly known
     By:    Collon C. Kennedy             as Santa Fe Pacific Minerals
     Title: Vice President                Corporation

Cavenham Forest Industries,Inc.           By:    /s/ David K. Hogan
                                                 ------------------
Name:  /s/ Collon C. Kennedy              Name:  David K. Hogan
       ------------------------------     Title: Vice President
By:    Collon C. Kennedy
Title: Vice President

Cavenham Energy Resources, Inc.

Name:  /s/ Collon C. Kennedy
       ------------------------------
By:    Collon C. Kennedy
Title: Vice President

                        SECOND AMENDMENT TO MINERAL LEASE
                     AND LANDFILL FACILITIES LEASE AGREEMENT

     THIS SECOND AMENDMENT TO MINERAL LEASE AND LANDFILL FACILITIES LEASE AGREEMENT ("Second Amendment") is made and entered into effective as of the 24th day of August, 1998, by and between:

          GOLD FIELDS MINING CORPORATION, a Delaware corporation, with offices at 14062 Denver West Parkway, Suite 110, Golden, Colorado 80401-3122 ("GFMC"), successor in interest to Peabody Natural Resources Company ("PNRC") formerly known as Hanson Natural Resources Company,

and

          SANTA FE PACIFIC GOLD CORPORATION, a Delaware corporation with offices at 1700 Lincoln St., Denver, Colorado 80203 ("SFPGC") formerly known as Santa Fe Pacific Minerals Corporation,

and

          HOSPAH COAL COMPANY, a Delaware corporation with offices at 1700 Lincoln St., Denver, Colorado 80203 ("Hospah" )

GFMC, SFPGC and Hospah are sometimes hereinafter individually and collectively referred to as the "Parties".

                                    RECITALS:

     A. PNRC, SFPGC and Hospah entered into a Mineral Lease and Landfill Facilities Lease Agreement dated June 25, 1993 ("Agreement") a memorandum of which was recorded in Book 1736, Page 1505 in the Official Records of Imperial County, California.

     B. PNRC, SFPGC and Hospah entered into an Amendment to Mineral Lease and Landfill Facilities Lease Agreement dated April 24, 1995 ("First Amendment").

     C. A Memorandum of Amendments to Mineral Lease and Landfill Facilities Lease Agreement dated February 26, 1996 was recorded in Book 1838, Page 1331 in the official Records of Imperial County, California.

     D. On January 31, 1997, GFMC completed a land exchange with the Bureau of Land Management which affects certain lands covered by the Agreement, as amended by the First Amendment.

     E. On August 7, 1997, an Affidavit and a Registration of Trade Name were filed in the records of New Castle County, Delaware to effectuate a name change from Hanson Natural Resources Company to Peabody Natural Resources Company. The partners in PNRC are GFMC and Peabody America, Inc.

     F. Since June 25, 1993, ownership interests and property descriptions for the property covered by the Agreement have changed. The Parties have conveyed property among each other, abandoned certain unpatented mining claims and mill sites, terminated leases and option agreements, purchased properties, and received patents from the United States. The BLM has invalidated certain unpatented mining claims and issued supplemental plats describing portions of the property covered by the Agreement, as amended by the First Amendment.

     G. On August 21, 1998, PNRC transferred to GFMC all of its rights, title and interests in or to the Agreement, as amended by the First Amendment, and the property subject to the Agreement.

     H. The Parties desire to amend the Agreement, as amended by the First Amendment, in accordance with this Second Amendment to reflect the current ownership interests in the property covered by the Agreement, as amended.

     NOW THEREFORE, in consideration of the premises and mutual agreements set forth herein, the parties agree as follows

     1.   EXHIBITS.  Exhibits  A,  B, C, D, E and F to the Agreement are amended
          ---------
and replaced by the exhibits attached hereto. Exhibit A-1 is deleted in its entirety.

     2.   MEMORANDUM.  The  parties  shall  execute  a memorandum of this Second
          -----------
Amendment to be recorded in the Official Records of Imperial County, California.

     3.   RATIFICATION.  The  parties  hereby  ratify,  approve  and confirm the
          -------------
Agreement as amended by the First Amendment and this Second Amendment.

     IN WITNESS WHEREOF, the parties have executed this SECOND AMENDMENT TO MINERAL LEASE AND LANDFILL FACILITIES LEASE AGREEMENT effective as of the day and year first above written.


GOLD FIELDS MINING CORPORATION, a      HOSPAH COAL COMPANY, a
Delaware corporation                   Delaware corporation

By: /s/ Collon Kennedy                 By:  /s/  Brent D. Hansen
   -------------------------------         ------------------------------
Its:    Vice President                 Its: President

                                       SANTA FE PACIFIC GOLD
                                       CORPORATION,
                                       a Delaware corporation, formerly known as Santa Fe Pacific Minerals Corporation

                                       By:  /s/  T.J. Schmitt
                                            -----------------------------
                                       Its: Vice President and Secretary